                            As Filed with the Securities and Exchange Commission
                                                             on December 4, 1998

                                                   Registration Nos. 333 - 62893
                                                                     811 - 08989



                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                    Form N-1A


           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [x]

                        Pre Effective Amendment No. 1 |x|
                       Post Effective Amendment No. __ |_|


       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [x]

                               Amendment No. 1 |x|




                              INDUSTRY LEADERS FUND
               --------------------------------------------------
               (Exact name of Registrant as specified in charter)

            104 Summit Avenue, Box 80, Summit, New Jersey 07902-0080
                  --------------------------------------------
                    (Address of Principal Executive Offices)

                                 (908) 273-5440
                         -------------------------------
                         (Registrant's telephone number)

                               Gerald P. Sullivan
                      Claremont Investment Partners, L.L.C.
                104 Summit Avenue, Box 80, Summit, NJ 07902-0080
                  --------------------------------------------
                    (Name and address for agent for service)

                        Copies of all correspondence to:
                             Travis L. Gering, Esq.
                              Wuersch & Gering LLP
                        11 Hanover Square - 21st Floor
                               New York, NY 10005


Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

Title of Securities Being Registered: Shares of Beneficial Interest of the Industry Leaders Fund.

Registrant hereby declares its intention to register an indefinite number of shares of beneficial interest pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                              CROSS REFERENCE SHEET
                             PURSUANT TO RULE 404(a)
                        UNDER THE SECURITIES ACT OF 1933

The enclosed prospectus and Statement of Additional Information ("SAI") for the Industry Leaders Fund(R) relate to Class A, Class D and Class I Shares.




                                     PART A


ITEM       Prospectus Cross Reference/Caption
1     (a)  Front Cover Page
      (b)  Back Cover Page
2     (a)  Overview of the Industry Leaders
           Fund(R) - Risk/Return Summary - Investment Objective of The Fund
      (b)  Overview of the Industry Leaders
           Fund(R) - Risk/Return Summary - Principal Investment Strategy of the Fund
      (c)  Overview of the Industry Leaders
           Fund(R)- Risk/Return Summary - Principal Risks of Investing in the
           Fund
3          Overview of the Industry Leaders
           Fund(R) - Risk/Return Summary - Fees and Expenses of the Fund
4     (a)  Investments - Principal Investment Objectives
      (b)  Investment Strategy
      (c)  Important Risk Considerations
5          Not Applicable
6     (a)  Management of the Fund
      (b)  Not Applicable
7     (a)  Shareholder Information
      (b)  How You Can Invest With The Industry Leaders Fund(R)
      (c)  How You Can Invest With The Industry Leaders Fund(R)
      (d)  Dividends, Distributions
      (e)  Taxes
      (f)  Not Applicable
8     (a)  Overview of the Industry Leaders
           Fund(R) - Risk/Return Summary - Fees and Expenses of the Fund; Distribution and Service Arrangements; How You Can Invest With The Industry Leaders Fund(R)
      (b)  Distribution and Service Arrangements - 12b-1 Distribution Plan
      (c)  Not Applicable
9          Not Applicable

                                     PART B


ITEM       Statement of Additional Information Cross Reference/Caption
10    (a)  Front Cover Page
      (b)  Table of Contents
11    (a)  Overview Of The Statement Of Additional Information;
           Description Of Fund Shares
      (b)  Not Applicable

12    (a)  Overview Of The Statement Of Additional Information
      (b) Fundamental Investment Restrictions; Non-Fundamental Investment Restrictions; Instruments in which the Fund Can Invest
      (c) Investment Objectives and Policies; Fundamental Investment Restrictions; Non-Fundamental Investment Restrictions; Instruments in which the Fund Can Invest
      (d)  Not Applicable
      (e)  Not Applicable
13         Trustees and Officers of the Fund
14    (a)  Control Persons and Principal Holders of Securities
      (b)  Control Persons and Principal Holders of Securities
      (c)  Trustees and Officers
15    (a)  Investment Management and Other Services
      (b)  Distributor
      (c)  Investment Management and Other Services

           Distributor; Administrator; Transfer Agent and Fund Accounting Services; Class A Distribution and Shareholder Service Plan; Class D Shareholder Service Plan; Fund Custodian And Dividend Paying Agent
      (d) Distributor; Administrator; Transfer Agent and Fund Accounting Services; 12b-1 Distribution Plan; Shareholder Services Plan; Fund Custodian And Dividend Paying Agent
      (e)  Not Applicable
      (f)  Additional Purchase and Redemption Information
           Class A Distribution and Shareholder Service Plan
      (g)  12b-1 Distribution Plan and Shareholder Services Plan
           Distributor; Administrator; Transfer Agent and Fund Accounting Services; Class A Distribution and Shareholder Service Plan; Class D Shareholder Service Plan; Fund Custodian And Dividend Paying Agent
      (h) Distributor; Administrator; Transfer Agent and Fund Accounting Services; 12b-1 Distribution Plan and Shareholder Services Plan; Fund Custodian And Dividend Paying Agent

16    (a)  Portfolio Transactions and Brokerage
      (b)  Not Applicable
      (c)  Portfolio Transactions and Brokerage
      (d)  Not Applicable
      (e)  Not Applicable
17    (a)  Description of Fund Shares
      (b)  Not Applicable
18    (a)  Net Asset Valuation; Additional Purchase and Redemption Information
      (b)  Not Applicable
      (c)  Additional Purchase and Redemption Information
      (d)  Additional Purchase, Exchange, and Redemption Information
19         Taxes
20    (a)  Distributor
      (b)  Not Applicable
      (c)  Not Applicable
21         Not Applicable
22         Not Applicable

                                     PART C

The information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C in the Registration Statement.

                          THE INDUSTRY LEADERS FUND(R)
                           104 Summit Avenue - Box 80
                          Summit, New Jersey 07902-0080
                            Toll Free: (877) 280-1952


                     [Industry Leaders Fund(R) Logo Graphic]

                           PROSPECTUS ______ __, 1998



The Industry Leaders Fund(R) Serves Direct, Advised, and Institutional Investors




The Industry Leaders Fund(R)(the "Fund") is an open-end, diversified mutual fund. The Fund seeks long-term capital appreciation through a proprietary method of value investing in the common stocks of companies having the highest common stockholders' equity in their respective industries. The Fund is intended for investors who seek investment through a "large value" diversified portfolio.

The Adviser to the Industry Leaders Fund(R) is Claremont Investment Partners(R) L.L.


Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold, nor may offers to buy be accepted, prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or solicitation of any offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.


This prospectus contains important information about investing in the Industry Leaders Fund(R). Please carefully read the prospectus before you invest and keep it for future reference. Your investment in the Industry Leaders Fund(R)is affected by market fluctuations and there is no guarantee that the Fund will achieve its objectives.

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS


                For your convenience, a glossary of terms used in
             this Prospectus may be found on the inside back cover.



Overview of the Industry Leaders Fund(R)
 Risk/Return Summary:
         Objective of the Fund
         Principal Investment Strategy of the Fund
         Principal Risks of Investing in the Fund
         Who May Want to Invest in the Fund
         Fees and Expenses

Principal Investment Objectives

Investment Strategy

Investment Policies

Important Risk Considerations

Hypothetical Performance of

the Industry Leaders Strategy Model(TM)

Management of the Fund

Shareholder Information

Distribution and Service Arrangements

How You Can Invest with the Industry Leaders Fund(R)

How to Redeem Your Shares

Special Services

Dividends and Distributions

Taxes

Additional Information

Glossary of Terms

                    OVERVIEW OF THE INDUSTRY LEADERS FUND(R)

                               RISK/RETURN SUMMARY


OBJECTIVE OF THE FUND

The objective of the Fund is to obtain long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY OF THE FUND


The principal strategy of the Fund is value investing. The Fund's approach is to invest in companies with the highest common stockholders' equity in their respective industries.

         . Common stockholders' equity refers to a company's assets minus its liabilities and preferred stock.

         . The Fund utilizes the Adviser's proprietary Industry Leaders
           Strategy Model(TM)(referred to as the "Strategy Model") to pursue the principal investment strategy.

         . The companies selected by the Strategy Model for Fund investment are predominantly leaders in their respective industries.

         . The Fund anticipates that the investment portfolio will consist of the common stock of approximately 100 primarily domestic companies from approximately 85 different industries.



PRINCIPAL RISKS OF INVESTING IN THE FUND

The Fund is subject to the same risks common to all mutual funds that invest in equity securities. You could lose money by investing in the Fund, if any of the following occur:

         . The stock market goes down (known as a "bear market").

         . Fees and expenses are greater than investment returns.


The following risks of loss are particular to investing in the Fund:

         . The Strategy Model may not perform as expected.

         . "Large Value" stocks may fall out of favor with investors.


A detailed discussion of risks is set forth below under the heading, "Important Risk Considerations."

Before investing in the Fund, you should read this Prospectus in its entirety and keep in mind all of the following:

       . Mutual fund shares are subject to risks, including possible loss of your principal investment.

       . Mutual fund shares are not insured by the Federal Deposit Insurance
         Corporation (FDIC) or any other government or private agency.

       . Mutual fund shares are not deposit obligations of any bank, nor are they guaranteed, endorsed, or insured by any bank or other institution.




WHO MAY WANT TO INVEST IN THE FUND

The Fund may be a suitable investment if you are:


         . Seeking a potential for appreciation of investment over the long term

         . Seeking investment mainly in U.S. companies

         . Seeking a systematic and disciplined "large value" strategy.

However, the Fund is NOT appropriate if you are:

         . Seeking short-term gains or current income

         . Seeking absolute predictability and stability of investment principal

         . Not willing to take any risk of losing money on an investment.


Three classes of Fund shares (the "Shares") are available for prospective investors who wish to invest in the Fund:


         . Class A Shares  -  For purchase through a financial adviser or broker

         . Class D Shares  -  For purchase by self-directed investors

         . Class I Shares  -  For purchase by institutional investors.

FEES AND EXPENSES OF THE FUND


This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.


                                Shareholder Fees
                    (fees paid directly from your investment)


                                                            Class A              Class D               Class I
                                                          ----------            ---------             ---------
Maximum Sales Charge (Load) imposed on initial
     purchases (as a percentage of offering price)(1)        5.75%                None                  None
Maximum Deferred Sales Charge (Load)                         None                 None                  None
Maximum Sales Charge (Load) imposed on
     Reinvested Dividends                                    None                 None                  None
Contingent Redemption Fees (as a percentage of
     amount redeemed) (2)                                    0.75%                0.75%                 None
Maximum Annual Account Fees (3)                              $20.00               $20.00                None



                         Annual Fund Operating Expenses
                  (expenses that are deducted from Fund assets)


                                                            Class A              Class D               Class I
                                                           ---------            ---------             --------
Management Fees                                              0.30%                0.30%                 0.30%
12b-1 Distribution Plan and Service Plan Fees (4)            0.35%                0.35%                 None
Other Fund Expenses (5)                                      0.35%                0.35%                 0.35%
                                                          ----------            ---------             ---------
Total Annual Fund Operating Expenses (5)(6)                  1.00%                1.00%                 0.65%


(1) "Load" is another name for a sales charge. The sales charge declines with larger purchases. See below, "Distribution and Service Arrangements."

(2) Redemption fees are charged if you redeem Class A or Class D Shares held for less than six months.

(3)      The Annual Account Fee is paid to the Fund's transfer agent.



(4) Under the Fund's Rule 12b-1 Distribution Plan, the Fund may charge Class A and Class D Shares up to 0.25% per year for distribution expenses. Under the Fund's

        Shareholder Services Plan, the Fund may charge Class A and Class D Shares up to 0.10% per year for shareholder service expenses. See "Distribution and Service Arrangements" below.

(5) Fund Expenses are based on estimated amounts for the current fiscal year, ending June 30, 1999.

(6) Before Waivers and Reimbursement of Fees. The Adviser has voluntarily agreed to waive its management fees and/or to reimburse expenses, including the Fund's Rule 12b-1 Distribution Plan and Shareholder Services Plan fees, until December 31, 2001, so that total annual Fund expenses do not exceed 1.00% for Class A and Class D Shareholders, and 0.65% for Class I Shareholders. The Adviser's current intention is to continue such waivers and reimbursement policy indefinitely, but the Adviser reserves the right to discontinue or modify any waiver or reimbursement at its discretion after December 31, 2001, without further notice to Fund Shareholders. The Adviser's waivers and reimbursements have the effect of lowering the expense ratio and thus of increasing the Fund's overall return to all Classes of Fund Shareholders.


Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the Fund for the time periods indicated below and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

              Class A                                   Class D                                  Class I
----------------------------------------  ---------------------------------------       ------------------------------------

      1 year             3 years                 1 year             3 years                 1 year             3 years
    $_________          $_________             $_________          $_________             $_________          $_________


You would pay the same expenses if you did not redeem your Shares (redemption fees apply only to redemptions occurring within six months of purchase for Class A and Class D Shares).

                        PRINCIPAL INVESTMENT OBJECTIVES
                        -------------------------------

The Industry Leaders Fund(R) objective is to obtain long-term capital appreciation.


                               INVESTMENT STRATEGY


The principal strategy of the Fund is value investing. To implement this investment approach, the Fund utilizes the Adviser's proprietary Strategy Model. The premise of the Strategy Model is to invest in common stock of companies with high common stockholders' equity. The companies selected by the Strategy Model for Fund investment are predominantly leaders in their respective industry. The Fund anticipates that the investment portfolio will include approximately 100 primarily domestic companies and be diversified across approximately 85 different industries.

The Fund investment portfolio is composed as follows:


      . Companies that are listed in the Value Line Investment Survey(R) form the universe analyzed by the Strategy Model.

      . Inclusion in the Strategy Model universe also requires that a company's shares be directly traded in the United States (e.g., no American Depository Receipts, commonly referred to as "ADRs").

      . Value Line Investment Survey(R) classifies each company into an industry category on the basis of primary business activity.

      . The Strategy Model ranks the industries by aggregating common stockholders' equity of all companies included within each industry.

      . The common stockholders' equity ranking of each industry determines the percentage of the Fund's portfolio investment to be made in each industry.

      . The Strategy Model then selects for investment one or more companies which have the highest common stockholders' equity within each industry.

      . The Strategy Model, in this way, creates, allocates and maintains a broadly diversified portfolio of companies which have the highest common stockholders' equity of their respective industry.

A sampling of some of the companies selected for the Fund portfolio by the Strategy Model as of the date of this Prospectus include the following:



                                                      Strategy Model                     Fund Portfolio
            Industry                                    Selection                          Percentage
---------------------------------       ---------------------------------------   -----------------------------
  Bank                                    Bank One Corp.                                   2.3%
  Computers and Peripherals               International Business Machines Corp.            2.3%
  Diversified                             Berkshire Hathaway Inc.                          2.3%
  Drug                                    Merck & Co., Inc.                                2.3%
  Electric Utility                        Texas Utilities Co.                              2.3%
  Financial Services                      Citigroup Inc.                                   2.3%
  Insurance - Property & Casualty         Allstate Corp.                                   2.3%
  Insurance - Diversified                 American International Group                     2.3%
  Petroleum - Integrated                  Exxon Corp.                                      2.3%
  Retail Store                            Wal-Mart Stores, Inc.                            2.3%
  Telecommunications Service              MCI WORLDCOM Inc.                                2.3%
  Entertainment                           Disney (Walt)                                    2.2%
  Electrical Equipment                    General Electric Company                         2.2%
  Semiconductor                           Intel Corp.                                      2.0%
  Auto & Truck                            Ford Motor Company                               2.0%
  Computer Software                       Microsoft Corp.                                  2.0%
  Telecommunications Service              Bellsouth Corporation                            1.8%
  Medical Services                        Aetna Inc.                                       1.7%
  Food Processing                         Unilever N.V.                                    1.7%
  Medical Supplies                        Johnson & Johnson                                1.6%
  Paper & Forest Products                 International Paper Co.                          1.6%
  Thrift                                  Fannie MAE                                       1.6%
  Financial Services                      Loews Corp.                                      1.5%
  Securities Brokerage                    Morgan Stanley Dean Witter & Company             1.5%
  Insurance - Life                        Equitable Companies Inc.                         1.4%

  The Fund's strategy also includes the following discipline:


       . The Fund will adhere to the Strategy Model regardless of the performance of the economy or stock market.

       . The Fund will not engage in market-timing investment strategies.

       . The Fund will not make defensive investments in cash or cash equivalents.

       . The Fund will not interrupt its portfolio strategy for short term profit-taking.


The Strategy Model has been tested by comparing its results to publicly available data from the past twelve years. Such testing suggests that the Fund portfolio will perform well in the future, however, there can be no assurance of success with respect to any future performance of the Fund.


The Industry Leaders Fund(R), The Industry Leaders Strategy Model(TM)and Claremont Investment Partners(R), L.L.C., have no affiliation with The Value Line Investment Survey(R). The Value Line Investment Survey(R)is a registered trademark of Value Line Publishing, Inc. The Value Line Investment Survey(R)makes no representation regarding the advisability of investing in the Industry Leaders Fund(R).

The Industry Leaders Fund(R) and The Industry Leaders Strategy Model(TM) are trademarks of Claremont Investment Partners(R), L.L.C.

                               INVESTMENT POLICIES


The Strategy Model currently includes approximately 85 industries and approximately 1600 companies in its universe for purposes of analysis, stock selection and Fund portfolio allocation.


Under normal market conditions, at any given time, the Fund portfolio:


       . Will be comprised of approximately 100 industry-leading companies


       . Will be primarily comprised of U.S. common stocks

       . Will not have more than 14% of Fund portfolio assets in any one industry

       . Will not have more than 3% of Fund portfolio assets in any one company

       . Will not have its top 10 holdings exceed 25% of the Fund portfolio.

The Fund will not:

       . Invest in debt securities or preferred stocks

       . Hedge investments by engaging in speculative asset management, such as short sales, puts, calls, warrants or stock option contracts

       . Make Fund portfolio decisions based on short-term performance goals

       . Invest "defensively" against particular market or economic conditions, such as shift a substantial portion of Fund portfolio assets to cash or cash equivalents

       . Otherwise make investments that are inconsistent with the Fund's principal long term strategy.


The Strategy Model re-allocates the Fund portfolio monthly. Due to cash inflows and outflows (primarily from purchases and redemptions of Fund Shares), the Adviser expects the portfolio to drift marginally from the precise allocation of the Strategy Model between monthly reallocations.

The Fund will attempt to remain fully invested, however, it may not always be fully invested for several reasons, including, but not limited to, obtaining economic efficiency with respect to brokerage costs. The Adviser may use short term cash management instruments to temporarily hold uninvested Fund assets.

                          IMPORTANT RISK CONSIDERATIONS

Investing in the Industry Leaders Fund(R) involves risks common to the risks of investing in any equity mutual fund:


       . The Fund invests in common stocks that may decrease in value.
         Therefore, the value of your investment in the Fund may also decrease.


       . Declines in the market as a whole (i.e., a "bear market"), may cause you to lose some or all of your investment.

       . The Fund could lose money if the stocks selected for the Fund's portfolio are experiencing financial difficulty, or are out of favor in the market because of weak performance, poor earnings forecasts, negative publicity or industry-specific market cycles.

       . It can take many months or possibly years to recover a loss.
         Historically, some stock market declines have ended quickly while others have continued for sustained periods of time, as indicated by the following:

       Commencement of                 Period To Recover Loss
       Market Decline                     From Market High
       ---------------                 -----------------------
          July 1990                            1 year
        October 1987                         18 months
            1973                              10 years
            1929                              24 years

       . It is impossible to predict either the timing or severity of a downward-trend market.


       . Periods of unusually high returns have, historically, increased the risk of stock investing for subsequent periods. The upward trend market (i.e., a "bull market") during the past several years has been an unusual growth period for most major stock market indexes, producing substantial average annual returns. However, these returns may not continue in the future as indicated by recent volatility in most markets.


In addition to risks common to all equity mutual funds, the following risks are particular to investing in the Fund:


       . There can be no assurance that the Strategy Model will perform as expected or that the Fund will be successful in replicating the results indicated from comparing its results to publicly available data from the past twelve years.

       . The Fund has no operating history and therefore no actual past performance record to guide prospective investors in their decision whether or not to invest in Shares of the Fund.

       . There is also a risk that the Fund, its service providers and/or exchanges on which stocks of the Fund portfolio trade, could be disrupted by computer systems that cannot accurately process date-related information after December 31, 1999. This failure, often referred to as the "Year 2000 Issue," might adversely affect securities trades, pricing and account servicing for the Fund. The Adviser has taken steps that it reasonably believes will address the Year 2000 Issue. In addition, the Fund's major service providers have informed the Adviser that they have taken similar steps. However, neither the Adviser nor the Fund's service providers can assure that these steps will be sufficient to avoid any adverse effects from the Year 2000 Issue.

       . While the Fund believes that most companies in its portfolio will be Year 2000 compliant with respect to their material operations, if a Fund portfolio company's modifications and replaced systems are not made Year 2000 compliant in a timely manner, it could result in a material adverse effect on such company. Additionally, a non-compliant company's products and services as well as the tools it uses to conduct its Year 2000 evaluation, may be dependent on technological components, equipment and software that could have been developed by third parties which may not be Year 2000 compliant. Failure of such third party components, equipment or software to operate properly with regard to the Year 2000 could interrupt ongoing operations or require such company to incur unanticipated expenses to remedy any problems, which could have a material adverse effect on such company's business and operations. As a result, the Fund's portfolio could be adversely affected, thereby reducing the value of an investment in the Fund.

Each prospective investor must assess all of the risks of investing in a stock-based mutual fund in general, and the risks of investing in the Industry Leaders Fund(R)in particular. It is important that you understand your financial-risk tolerance. The impact of a downward-trend market also depends not only upon the extent of a decline, but also upon your individual time horizon. For example, a downward-trend market may be harder to tolerate if you are retired or nearing retirement. Ask yourself these questions: What can you tolerate to lose? If your investment incurs a loss, how long can you wait for a market rebound? What are your other financial resources?

Investors should remember that an investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (the FDIC) or any other private organization or government agency. As a result, investment losses are not covered by any kind of insurance.

                           HYPOTHETICAL PERFORMANCE OF
                     THE INDUSTRY LEADERS STRATEGY MODEL(TM)


The following graph and table compares the actual performance of the Standard and Poor's 500 Index(R), the Dow Jones Industrial Average(R) and the Standard and Poor's Barra Value Index(R), with the results of the Strategy Model for various historical periods (as indicated in the graph and table below). Total returns of the Strategy Model are returns on a hypothetical portfolio composed of stocks selected by the Strategy Model and re-balanced monthly. Although the Fund will attempt to remain fully invested, approximately 2% of Fund assets may at times be maintained in short term instruments for cash management purposes. The effects of such cash management on Strategy Model returns have been taken into account in calculating the table below.

BECAUSE THE HYPOTHETICAL RETURNS ARE DERIVED ONLY FROM TESTING THE STRATEGY MODEL, THEY DO NOT REPRESENT ACTUAL TRADING. All returns contained in the graph and chart below reflect continued investment without redemptions, reinvestment of dividends and other earnings, and includes the maximum loads, charges, management fees and other expenses which would have been incurred during the periods presented. Of course, past hypothetical results of the Strategy Model do not necessarily indicate future performance of the Strategy Model or earnings of the Fund.

              COMPARATIVE HYPOTHETICAL TOTAL RETURN PERFORMANCE OF THE INDUSTRY LEADERS STRATEGY MODEL(TM) (ANNUALIZED)

                           [Line Graph of Table Data]



                                        Strategy Model                                      Dow Jones       S&P Barra
                          -----------------------------------------                         Industrial     Value Index
        Period             Class A         Class D         Class I         S&P 500           Average             Index
----------------------- --------------  ------------   --------------  --------------   ---------------   -----------------
       9 Months
  Jan. - Sept. 1998         -3.34%           2.41%         2.68            5.85%              0.32%             -2.35%

     1 Year 1997            25.85%          31.60%        32.06           33.28%             24.91%             29.98%

       3 Years             121.09%         126.84%       129.19          125.39%            120.50%            117.23%

       5 Years             153.19%         158.94%       163.44          151.35%            170.88%            156.02%

      10 Years             379.90%         385.65%       402.73          424.35%            452.44%            395.79%

                             MANAGEMENT OF THE FUND

INVESTMENT ADVISER

Claremont Investments Partners(R)L.L.C. is the Adviser to the Fund. The Adviser manages the Fund's investments and business affairs subject to the supervision of the Fund Board of Trustees. The Adviser is a registered investment adviser. The Adviser intends in the future to offer investment advisory services to clients other than the Fund.

The Adviser began conducting business in 1996. Since then, its principal business has been the development of the Strategy Model. The Adviser has not previously advised or managed a mutual fund. The Adviser's principal address is 104 Summit Avenue, P.O. Box 80, Summit, New Jersey 07902-0080.



ADVISORY MANAGEMENT FEES

As an annual management fee, the Fund pays the Adviser .30% of the Fund portfolio's average daily net asset value, computed daily and payable monthly.

CHIEF EXECUTIVE OFFICER

The CEO of the Adviser and of the Fund is Barry F. Sullivan. Mr. Sullivan currently serves as Vice Chairman of Sithe Energies, Inc. and also serves on the Boards of Directors of Merrill Lynch International Bank and The Guardian Life Insurance Company of America. Mr. Sullivan has served as Chairman and CEO of First Chicago Corporation, the parent company of First National Bank of Chicago. Mr. Sullivan served in various executive capacities at Chase Manhattan Bank, N.A., including Executive Vice President and Member of the Management Committee, from June 1957 through 1980. Mr. Sullivan served as an active member of the Board of Trustees of the University of Chicago from August 1980 to June 1995, and was Chairman of the Board of Trustees from July 1987 to April 1991. Mr. Sullivan also served as Chief Operating Officer of the New York City Board of Education from October 1994 to October 1995, and as Deputy Mayor for The City of New York from May 1992 through December 1993. From January through October 1994, Mr. Sullivan served as President and Chief Executive Officer of the New York City Partnership in conjunction with the Chamber of Commerce. Mr. Sullivan graduated from Columbia University and obtained an M.B.A. from the University of Chicago Graduate School of Business. Mr. Sullivan is presently a candidate for a Ph.D. from Fordham University. Mr. Sullivan holds honorary doctoral degrees awarded by De Paul University and the University of Chicago. Barry F. Sullivan is the father of the Portfolio Manager, Gerald P. Sullivan.




PORTFOLIO MANAGER

The Adviser's portfolio manager for the Fund is Gerald P. Sullivan. Mr. Sullivan, President of the Adviser and the Fund, has been associated with the Adviser since 1996.

Previous to that he was a Vice President of First Fidelity Bancorporation, a Managing Director of Hilliard Farber & Co., and a Management Analyst for The Atlanta Committee for the Olympic Games. Mr. Sullivan obtained his undergraduate degree from Columbia University and holds an M.B.A. from the University of Chicago Graduate School of Business.




                             SHAREHOLDER INFORMATION

HOW THE FUND'S SHARES ARE PRICED


The net asset value ("NAV"), multiplied by the number of Fund Shares you own, gives you the value of your investment.

The Fund calculates the NAV each business day, as of the close of the New York Stock Exchange, which is normally 4:00 p.m. Eastern Time. Any Shares that you purchase or redeem are valued at the next share price calculated after the Fund receives your investment instructions. A business day is a day on which the NYSE is open for trading or any day in which enough trading has occurred in the securities held by the Fund to affect the NAV materially.

The Fund calculates the NAV by adding up the total value of the Fund's investments and other assets, subtracting Fund liabilities, and then dividing that figure by the number of the Fund's outstanding Shares. The value of an investment in a mutual fund is based upon the NAV determined by that mutual fund. The following formula expresses the NAV on a per share basis:



                    Total Assets Less Liabilities
        NAV    =    -------------------------------
                    Number of Shares Outstanding




You can find the NAV of most mutual funds every day in The Wall Street Journal and other newspapers. However, newspapers do not normally publish information about a particular mutual fund until it has a minimum number of shareholders or minimum level of assets. In the event you redeem Shares, any applicable redemption fees are subtracted from your account after calculation of the NAV.



The Fund's investments are valued based on market price. If market quotations are not readily available, the Fund's investments will be valued based on fair value as determined in good faith by the Fund's board.

                      DISTRIBUTION AND SERVICE ARRANGEMENTS


12B-1 DISTRIBUTION PLAN

On behalf of the Class A and Class D Shares, the Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940, as amended (the "12b-1 Distribution Plan"). Under the 12b-1 Distribution Plan, the Fund is authorized to pay its distributor (the "Distributor"), a fee in an amount not to exceed on an annual basis 0.25% of the average daily net asset value of the Class A and Class D Shares.

Payments to the Distributor pursuant to the 12b-1 Distribution Plan will be used
(i) to compensate broker-dealers and other financial institutions, which may include affiliates of the Adviser (each, a "Distribution Organization"), for providing distribution assistance relating to Class A and Class D Shares , and
(ii) for promotional activities intended to result in the sale of Class A and Class D Shares, such as to pay for the preparation, printing and distribution of prospectuses to other than current Fund Shareholders. The fee paid to the Distributor may exceed the actual costs incurred by the Distributor in providing its services and/or compensating Distribution Organizations. In addition, from time to time, the Distributor may periodically voluntarily reduce all or a portion of its fee under the Plan to increase the net income of the Class A and Class D Shares available for distribution as dividends. The Distributor may not seek reimbursement of such reduced fees after the end of the fiscal year in which the fees were reduced. The voluntary reduction of such fee will cause the total return of the Class A and Class D Shares to be higher than it would otherwise be in the absence of such a fee reduction. The Distributor may enter into, from time to time, other arrangements authorized under the Rule 12b-1 Distribution Plan with selected dealers pursuant to which such dealers will provide certain services, such as those described above, in connection with distribution of the Class A and Class D Shares. Because these fees are paid out of the Fund's assets on an on-going basis, these fees will increase the cost of Class A and Class D share investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICES PLAN

The Fund, on behalf of its Class A and Class D Shareholders, has adopted a plan for shareholder services relating to maintenance of investor accounts and for administrative support services to customers who may from time to time beneficially own Class A and Class D Shares (the "Shareholder Services Plan"). Under the Shareholder Services Plan, the Fund may pay shareholder services agents (which may include banks, broker-dealers, other financial institutions, affiliates of the Adviser, and/or mutual fund vendors, each a "Service Agent"), a fee from the Fund, computed daily and paid monthly, at an annual rate of up to 0.10% of the average daily net asset value of Class A and Class D Shares of the Fund owned beneficially or of record by the Service Agent's customers for whom the Service Agent provides such services. The mutual fund vendors may include, but are not limited to, mutual fund supermarkets and no transaction fee programs that make available

Fund Shares and provide certain services for Shareholders who purchase Shares from such programs. Because these fees are paid out of the Fund's assets on an on-going basis, these fees will increase the cost of Class A and Class D investment.


CLASS A FRONT-END SALES CHARGES


Class A Shares of the Industry Leaders Fund(R)are available at the public offering price. The term "offering price" includes the front-end sales charge. The sales charge declines with larger purchases as follows:

                                 Front End            % of Net Amount Invested
        Amount Invested         Sales Charge

           $0 to 49,999            5.75%                        5.26%

      $50,000 to 99,999            5.50%                        4.17%

    $100,000 to 249,999            4.50%                        3.09%

    $250,000 to 499,999            3.50%                        2.04%

    $500,000 to 999,999            2.00%                        1.01%

    $1,000,000 and up              0.00%                        0.00%


REDEMPTION FEES


The Fund incurs brokerage fees in connection with its portfolio transactions. Short-term "market timers" who engage in frequent purchases and redemption of Fund Shares can disrupt the Fund's investment program and create additional transaction costs that all shareholders must bear. If you sell your Class A or Class D Shares within six months of purchase, you will pay a redemption fee to the Fund to help offset such transaction costs. Redemption fees are charged at an amount equal to the lesser of the net asset value at the time of purchase of the Shares being redeemed or the net asset value of such Shares at the time of redemption. The redemption fee calculations are made in the manner that results in the lowest possible charge being assessed. The Fund will use the "first-in, first-out" method to determine the holding periods. The date of the redemption will be compared with the earliest purchase date of Shares held in the account. In this regard, it will be assumed that the redemption is first of Shares held for more than six months or Shares acquired pursuant to reinvestment of dividends or distributions. You will pay a redemption fee if this holding period is less than six months for Class A or Class D Shares.

              HOW YOU CAN INVEST WITH THE INDUSTRY LEADERS FUND(R)


This section tells you how to open an account and how to buy Shares after your account is open. Below is a description of the minimum investment requirements for the Fund, expenses and sales charges applied to each Class of Shares, and the procedures to follow if you decide to buy Shares of the Fund. Please read the entire Prospectus carefully before buying Shares of the Fund.


HOW TO BUY SHARES

         PURCHASES THROUGH FINANCIAL ADVISORS OR BROKERS: You may invest in Class A Shares of the Fund through your financial adviser or brokerage account. Simply tell your adviser or broker that you wish to purchase Class A Shares of the Industry Leaders Fund(R)and he or she will take care of the necessary documentation.

         SELF DIRECTED PURCHASES: You may invest in Class D Shares by opening an account directly with the Fund. To do this, simply complete and return an Industry Leaders Fund(R)application with proper payment.


         INSTITUTIONAL PURCHASES: Institutions may invest directly in Class I Shares. To do this, simply complete and return an Industry Leaders Fund(R) account application. Wire instructions will be provided to you upon establishment of the account.


Minimum Investments:

         Class A Shares:   $250 minimum initial investment and $100 for all
                           purchases after your initial investment

         Class D Shares:   $3,000 minimum initial investment and $100 for all
                           purchases after your initial investment


         Class I Shares:   $1,000,000 minimum initial investment and
                           no minimum for additional purchases.


PURCHASE CLASS A SHARES THROUGH YOUR FINANCIAL ADVISER OR BROKER

You can make initial and additional purchases of Class A Shares of the Fund through your financial adviser or broker who will provide instructions to you.

PURCHASE CLASS D SHARES BY MAIL

You can purchase Class D Shares by mail. For an initial purchase, complete a Fund application. Enclose a check for at least the minimum investment amount ($3,000) made out to "The Industry Leaders Fund, Class D."

For additional Class D Share purchases by mail, make a check payable to "The Industry Leaders Fund(R), Class D." Additional purchases must be for at least $100. Be sure to write your account number on the check as well.

PURCHASE CLASS I SHARES BY WIRE

Institutions may invest Class I Shares by completing and returning an Industry Leaders Fund(R)Class I account application. Wire instructions will be provided to you by the Fund upon establishment of your Class I account.


PURCHASE ADDITIONAL CLASS D AND CLASS I SHARES BY WIRE


To purchase additional Class D or Class I Shares by wire transfer, you must have an existing account which has been previously established.

Prior to wiring any such funds and in order to ensure that wire orders are invested promptly, investors must call the Fund at (877) 280-1952 to obtain instructions regarding the bank account number into which the funds should be wired and other pertinent information. Be sure to have the wiring bank include your current account number and the name in which your account is registered.

CLASS A REDUCED SALES CHARGES. Reduced sales charges are available for purchases of $50,000 or more of Class A Shares of the Fund. The Class A Front-End Sales Charge Reduction Schedule may be found above under the caption, "Distribution and Shareholder Services." To obtain the reduction of the sales charge, you or the authorized broker-dealer through whom you are purchasing Shares must notify the Fund's Transfer Agent at the time of purchase whenever a quantity discount is applicable to your purchase.




INVESTMENT RESTRICTIONS. The Fund reserves the right to reject any order for the purchase of its Shares in whole or in part, including (a) purchase orders made with foreign checks and third party checks not originally made payable to the order of the investor and (b) orders that are reasonably deemed to be disruptive to efficient portfolio management, either because of the timing of the investment or previous excessive trading by the investor. Additionally, the Fund reserves the right to suspend the offering of its Shares. The Fund does not currently provide for exchange privileges between different classes of the Fund.

                            HOW TO REDEEM YOUR SHARES


This section explains how you can sell your Fund Shares.


REDEEM THROUGH YOUR FINANCIAL ADVISER OR BROKER

You may request to sell Class A Shares through your financial adviser or broker. Ask your selling financial adviser or broker for redemption procedures. Your adviser and/or broker may have transaction minimums and/or transaction times which will affect your redemption.

REDEEM BY MAIL

Write a letter to the Fund, stating your account registration, your account number, the Fund Class you wish to redeem, and the dollar amount ($100 or more) of the redemption you wish to receive (or write "Full Redemption", if you wish to sell all of your investment in the Fund). Make sure all the account owners sign the request. You may request that redemption proceeds be sent to you by check, by ACH transfer into a bank account, or by wire (a wire requires a $5,000 minimum).

Signature guarantees are required for mailed redemption requests over $5,000. You can obtain a signature guarantee at a bank or brokerage house. The Fund does not accept notarized signatures.


REDEEM BY TELEPHONE




The Fund makes telephone privileges available to you automatically unless you specifically decline them on your application or subsequently in writing. Telephone redemptions must be for at least $100. Be prepared to provide your account number, taxpayer identification number (social security number) and other personal identification information. Unless you have instructed otherwise, only one account owner needs to call in redemption requests. You may request that redemption proceeds be sent electronically directly to a domestic commercial bank account previously designated by you on the Account Registration Form or mailed directly to your address of record. A wire transfer requires a $5,000 minimum. All proceeds from telephone redemptions may be delivered only to the address of record for such account. The Fund will not be liable for any losses incurred if it follows telephone instructions which it reasonably believes are genuine.

The Fund will employ procedures designed to provide reasonable assurance that instructions by telephone are genuine; if these procedures are not followed, the Fund or its service providers may be liable for any losses due to unauthorized or fraudulent instructions. These procedures may include recording all phone conversations, sending confirmations to Shareholders within 72 hours of the telephone transaction, verification of account name and account number or tax identification number, requesting additional personal identification information, and sending redemption proceeds only to the address of record or to a previously authorized bank account. If, due to temporary conditions, Fund Shareholders are unable to effect telephone transactions, Fund Shareholders may also mail the redemption request to the Fund at the address shown on the front page of this Prospectus.


REDEMPTION PAYMENT POLICIES


Under most circumstances, redemption payments will be transmitted on the next business day following receipt of a valid request for redemption. Although it is not the Fund's policy to delay redemption payments, the Fund reserves the right to delay payment of a redemption for up to five business days. The Fund may also delay payment of redemptions under extraordinary circumstances or as the Securities and Exchange Commission permits in order to protect remaining Fund Shareholders.

Although no fees are currently in effect for wiring funds, the Fund reserves the right to pass through to Fund Shareholders any third-party surcharges incurred by the Fund.

The Fund does not provide for waiver of any fees in connection with re-investments in the Fund after redeeming Shares.



                      CHANGES IN ACCOUNT ADDRESS OF RECORD

To a change an account address of record, the account holder must make a written request to the Fund. Such request must contain a signature guarantee by an eligible guarantor institution. For purposes of this policy, the term "eligible guarantor institution" shall include banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings associations as those terms are defined in the Securities Exchange Act of 1934. The Fund reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000.

                                SPECIAL SERVICES


The Fund has certain programs to help you to purchase or redeem Shares conveniently each month.

SYSTEMATIC INVESTMENT PROGRAM: You may automatically buy additional Fund Shares each month with a minimum purchase of at least $100. Money from your linked bank account can, each month, be automatically transferred to purchase additional Fund Shares. The Fund will transfer the amount on or about the day you specify, or on or about the 20th of each month if you have not specified a day. If you wish to change or add linked accounts, please call the Fund toll-free at (877) 2801952.

SYSTEMATIC WITHDRAWAL PROGRAM: The Fund can automatically redeem enough Shares to equal a specified dollar amount of at least $100, on or about the fifth business day prior to the end of each month, and either send you the proceeds by check or transfer them into your linked bank account. In order to set up a Systematic Withdrawal Program, you must:


         . Have a Fund account valued at $25,000 or more

         . Have distributions reinvested

         . Not simultaneously participate in the Fund Systematic Investment
           Program.

Once the Fund has received your instructions, it generally takes about ten business days to set up either of the automatic plans. It generally takes the Fund about five business days to change or cancel participation in either plan. The Fund automatically cancels your program if the linked account you have specified is closed.

                           DIVIDENDS AND DISTRIBUTIONS

DIVIDEND AND CAPITAL GAIN DISTRIBUTION OPTIONS

The Fund passes along to your account your share of investment earnings in the form of dividends. Fund dividend distributions are the net dividends earned on investments after Fund expenses. The Fund will at least annually declare and pay dividends from its net investment income and distribute any net capital gains obtained through Fund investment transactions. Shares issued pursuant to automatic reinvestment of income dividends or capital gains distributions are not subject to a front-end sales load.

You may select one of the following ways for the Fund to make your distributions:


 . AUTOMATIC REINVESTMENT OPTION: You may automatically buy new Shares of your Fund class. The new Shares are purchased at NAV generally on the day the income is paid. This option is implemented automatically for your Fund account unless you instruct the Fund otherwise.


 . DIRECT DEPOSIT OPTION: You may have your dividends and capital gains deposited into any bank account you link to your Fund account if it is part of the ACH system. If your specified bank account is closed, the Fund will automatically reinvest your distributions.

 . CHECK PAYMENT OPTION: You may receive checks for distributions mailed to your address of record or to another name and address which you have specified in written, signature-guaranteed instructions. If checks remain uncashed for six months, or the Post Office cannot deliver them, the Fund will automatically reinvest your distributions.

   You may change your distribution option at any time by calling or writing to the Fund. The Fund must receive any change five business days (ten business days for electronic fund transfers) prior to a dividend or capital gain distribution payment date, in order for the change to be effective for that payment.

                                      TAXES


The Fund intends to continue to qualify as a regulated investment company. This status exempts the Fund from paying federal income tax on the earnings or capital gains it distributes to its Shareholders.


In general, your investment in the Fund will be subject to the following tax consequences:


    . Ordinary dividends received by the Fund and passed through to Shareholders are taxable as ordinary income (you are subject to taxation on automatically reinvested dividends, as well as on dividends which are distributed in cash).


    . Dividends from the Fund's capital gains are taxable as capital gain (which may be taxed at different rates depending on the length of time the Fund holds its assets).

    . Dividends may also be subject to state and local taxes.

    . Certain dividends paid to you in January will be taxable as if they had been paid the previous December.

    . After the end of each calendar year, you will receive a statement (Form
      1099) of the federal income tax status of all dividends and other distributions paid (or deemed paid) during the year.


    . When you sell (i.e., redeem) Shares of the Fund, you will be subject to taxation for any gain or loss.


For the foregoing reasons, you should keep all of your Fund statements for accurate tax-accounting purposes.

The tax information above is for your general information. A more detailed discussion of federal income tax considerations may be found in the Fund's Statement of Additional Information. The foregoing information is not intended to provide complete tax planning advice. Please consult with your own tax professional prior to investing in the Fund.

                                GLOSSARY OF TERMS
                                -----------------



Adviser                            Claremont Investment Partners, L.L.C.(R)

Bear Market                        Prolonged period of falling stock prices.


Bull Market                        Prolonged period of rising stock prices.


Capital Appreciation               Growth of an investment.


Common stock                       Units of ownership of a public corporation,
                                   also referred to as common equity.


Common stockholders' equity        A company's total assets minus its total
                                   liabilities (including preferred stock), also commonly referred to as the "net worth" of a company.


Defensive Investing                Shift of portfolio assets during periods of
                                   market and/or economic uncertainty.


Diversified                        The spread of risk by investing in more than
                                   one industry category.


Equity securities                  Units of ownership of a public corporation.

Fund                               The Industry Leaders Fund(R).

Large Value                        A portfolio of companies having a median
                                   market capitalization similar to the Standard
                                   & Poor's 500 Index but with lower price-earnings and price-book ratios.

Market Timing                      Speculative investment strategy based on
                                   prediction of future movement of the stock market.

NAV                                Net asset value.


Offering price                     The price at which Fund Shares are sold,
                                   including front-end sales charges.


Open End Mutual Fund               A mutual fund which stands ready to redeem
                                   (buy back) its shares from investors.

Portfolio                          Combined holding of more than one investment.


SAI                                Statement of Additional Information.


Strategy Model                     The Industry Leaders Strategy Model(TM), a
                                   proprietary portfolio allocation and stock selection model developed and owned by the Adviser.

Value Line Investment Survey(R)    Independent investment advisory service that
                                   analyzes approximately 1700 companies.

Year 2000 Issue                    Concern that computer systems cannot
                                   accurately process date-related information after December 31, 1999.

                          [Prospectus back cover page]

                             ADDITIONAL INFORMATION
                             ----------------------


The Industry Leaders Fund(R)is an open-end, diversified mutual fund which serves direct, advised, and institutional investors. The Industry Leaders Fund(R)seeks long-term capital appreciation through a proprietary method of investing in the common stocks of companies having the highest common stockholders' equity in their respective industries.


To request additional information about the Fund, contact your financial adviser or contact the Fund by mail, telephone or the internet:


                              The Industry Leaders
                                     Fund(R)


                           104 Summit Avenue - Box 80
                          Summit, New Jersey 07902-0080
                                Toll Free: (877)
                                    280-1952

                        Device for the Hearing Impaired:
                                 (877) 280-1952

                        [http://www.industry-leaders.com]

The Statement of Additional Information (the "SAI") provides a more complete discussion of certain matters contained in this Prospectus. The Securities and Exchange Commission (the "SEC") allows the Fund to "incorporate by reference" information the Fund files with the SEC, which means that the Fund can make important disclosures by referring you to those documents. The information incorporated by reference is an important part of this Prospectus, and information that the Fund later files with the SEC will automatically update and supersede this information. This Prospectus incorporates by reference the SAI. Information on how to obtain a copy of the SAI is set forth below.

o You may obtain a free copy of the SAI and the current annual or semi-annual reports, by contacting the Fund as set forth above.

o You may also obtain copies of the SAI or financial reports for free by calling or writing your Authorized Securities Dealer.

o You may review the SAI and/or other reports at the Public Reference Room of the Securities Exchange Commission, 450 Fifth Street, N.W., Washington, D.C.

o Information on the operation of the Securities Exchange Commission's public reference room may be obtained by calling the Commission at 1-800-SEC-0330.

o You may obtain copies of the Fund's prospectus, the SAI and the financial reports for a fee by calling or writing the SEC's Public Reference Room at the SEC's address or phone number listed above, or without a fee by visiting the SEC's Worldwide Web site at http://www.sec.gov.




File Nos.   333-62893
            811-08989

                            INDUSTRY LEADERS FUND(R)



                           104 Summit Avenue - Box 80
                          Summit, New Jersey 07902-0080
                            Toll Free: (877) 280-1952


                       STATEMENT OF ADDITIONAL INFORMATION

                              ___________ __, 1998

                              SUBJECT TO COMPLETION

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. THE FUND MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.


This Statement of Additional Information, which should be kept for future reference, is not a prospectus and should be read in conjunction with the Industry Leaders Fund(R) Prospectus, dated ___________ __, 1998 (the "Prospectus"). The Prospectus can be obtained without cost by contacting your financial adviser or by calling toll-free (877) 280-1952, or by writing to the Fund at the address referenced above. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. This Statement of Additional Information is intended to provide you with further information about the Fund.


INVESTMENT ADVISER
Claremont Investment Partners, L.L.C.

DISTRIBUTOR

___________________

ADMINISTRATOR, TRANSFER AGENT and FUND ACCOUNTING AGENT
___________________


CUSTODIAN
___________________

INDEPENDENT ACCOUNTANTS
___________________

COUNSEL
Wuersch & Gering, LLP

                               TABLE OF CONTENTS

Overview of the Statement of Additional Information..........................
Investment Objectives and Policies...........................................
Fundamental Investment Restrictions..........................................
Non-Fundamental Investment Restrictions......................................
Instruments in which the Fund Can Invest.....................................
         Domestic Common Stocks..............................................
         Foreign Company Stocks..............................................
         Other Investment Companies..........................................
Net Asset Valuation..........................................................
Performance Information......................................................
         Average Annual Total Return.........................................
         Cumulative Total Return.............................................
         Comparative Performance Information.................................
Additional Purchase and Redemption Information...............................
         Distributor Concessions and Dealer Reallowances.....................
Additional Dividend And Distribution Information.............................
Taxes    ....................................................................
         Subchapter M........................................................
         Diversification.....................................................
         Excise Tax..........................................................
         Taxation of Fund Shareholders.......................................
         Treatment of Capital Gains..........................................
         Distribution of Capital Gains.......................................
         Dividends Received Deduction........................................
         Alternative Minimum Tax Considerations..............................
         Foreign Source Income...............................................
         Other Income........................................................
         Treatment of Distributions..........................................
         Timing of Distributions.............................................
         Shareholder Purchases before a Distribution.........................
         Additional Withholding Requirements.................................
         Sale or Redemption of Shares........................................
         Foreign Shareholders................................................
         Additional Tax Considerations.......................................
Trustees and Officers of The Fund............................................
Control Persons and Principal Holders of Securities..........................
Investment Management and Other Services.....................................
Portfolio Transactions and Brokerage.........................................
Distributor..................................................................
Administrator................................................................
Transfer Agent and Fund Accounting Services..................................
12b-1 Distribution Plan....................................................
Shareholder Services Plan....................................................
Fund Custodian And Dividend Paying Agent.....................................
Independent Accountants......................................................
Legal Counsel................................................................
Fund Expenses................................................................
Description of Fund Shares...................................................
Shareholder and Trustee Liability............................................
Registration Statement.......................................................

               OVERVIEW OF THE STATEMENT OF ADDITIONAL INFORMATION


The Industry Leaders Fund(R)(the "Trust") is a diversified, open-end management investment company. The Trust is organized as a Delaware business trust which was formed on December 13, 1995. The Trust consists of a diversified fund (the "Fund") of units of beneficial interest ("Shares" and the holders thereof, "Shareholders"). The Fund has three classes of Shares, Class A Shares, Class D Shares, and Class I Shares. The outstanding Shares of all classes represent interests in the Fund investment portfolio. This SAI relates to all Shares of the Fund. Some of the information contained in this SAI explains in further detail subjects which are discussed in the Prospectus. Capitalized terms not otherwise defined herein are used as defined in the Prospectus. You should carefully read the Prospectus before investing in the Fund.


If you have any questions or comments prior to investing in the Fund, please do not hesitate to call the Fund toll-free at (877) 280-1952.

                       INVESTMENT OBJECTIVES AND POLICIES

The Fund's investment objectives, policies and permitted investments are described in the Prospectus under the headings "Overview of Industry Leaders Fund(R)", "Principal Investment Objectives", "Investment Strategy", "Investment Policies" and "Important Risk Considerations." Set forth below is additional information with respect to the Fund's investment policies. The Fund's investment objective is fundamental and may not be changed without a vote of the holders of a majority of the Fund's outstanding voting securities, as described below. There can be no assurance that the Fund will achieve its investment objective. Except for the fundamental investment restrictions set forth below, the policies of the Fund may be changed without shareholder approval.


The phrases "shareholder approval" and "vote of a majority of the outstanding voting securities", as used in the Prospectus or in this Statement of Additional Information means the affirmative vote of the lesser of (i) 67% or more of the Fund's voting securities present at a meeting of Shareholders provided that the holders of more than 50% of the Fund's outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the Fund's outstanding voting securities. Shares of the Fund have voting power based on dollar value and are thus allocated in proportion to the value of each shareholder's investment on the record date.


Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund's acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the Investment Company Act of 1940, as amended (the "1940 Act"). Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.

                       FUNDAMENTAL INVESTMENT RESTRICTIONS


The following policies and limitations supplement the Fund investment policies set forth in the Prospectus. The first 8 investment restrictions set forth below are fundamental policies of the Fund. These fundamental restrictions cannot be changed without approval by a majority of the outstanding voting securities of the Fund.


The Fund may not:

      1. Purchase the securities of any one issuer, if, immediately after such purchase, more than 3% of the value of the Fund's total assets would be invested in such issuer, or the Fund would hold more than 10% of any class of securities of the issuer.

      2. Purchase any securities which would cause more than 14% of the value of the Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry.

      3. Borrow money in excess of 2% of the Fund's total assets taken at cost or at market value, whichever is lower, which may not be made in excess of commercially reasonable rates, and with respect to any borrowings of 1% or more, then only as a temporary measure for extraordinary or emergency purposes, and if such borrowings exceed 1% of the Fund's total assets, the Fund will make no further investments until such borrowing is repaid;

      4. Issue senior securities;

      5. Act as an underwriter, except that the Fund technically may be deemed to be an underwriter in a registration under the Securities Act of 1933 to resell restricted securities;


      6. Invest in real estate, provided that this limitation shall not prohibit the purchase of securities issued by companies that invest in real estate or interests therein, including real estate investment trusts;

      7. Make loans from Fund assets; and

      8. Purchase or sell physical commodities, commodity futures contracts, commodities futures stock index contracts or options thereon.

                     NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The following investment restrictions and policies are non-fundamental and can be changed by the Board of Trustees without shareholder approval.

Currently, the Fund may not:


      9. Invest in companies whose stock is not domestically traded in the United States;

      10. Invest in bonds or other debt securities, convertible securities, warrants, options or repurchase agreements;

      11. Maintain a short position or sell securities short;

      12. Purchase securities which are not readily marketable, such as securities subject to legal or contractual restrictions on resale or securities which are otherwise illiquid;




      13. Pledge its assets in an amount greater than 2% of the value of its total assets, and then only to secure borrowings permitted by Restriction 3;

      14. Purchase securities on margin; and

      15. Participate in a joint or a joint and several basis in any trading account in securities (the bunching of orders for the sale or purchase of portfolio securities of two or more accounts managed by the Adviser or its affiliates, shall not be considered participation in a joint securities trading account).

                    INSTRUMENTS IN WHICH THE FUND CAN INVEST

DOMESTIC COMMON STOCKS. The Fund may invest in the common equity securities of companies which are domestically traded in the United States. The risks of investing in equity securities are discussed in detail in the Prospectus under the caption, "Overview of Industry Leaders Fund(R), Risk Return Summary - Principal Risks" and also under the caption, "Important Risk Considerations.

FOREIGN COMPANY STOCKS. Under the Fundamental Policy of the Fund, a stock must be domestically traded in the United States to be eligible for inclusion in the Fund portfolio. This requirement eliminates foreign companies whose equity is only traded abroad or traded in the U.S. only as an American Depository Receipt (commonly referred to as an "ADR"). Other foreign companies, typically through a U.S. subsidiary, have registered their stock with the Securities and Exchange Commission (the "Commission" and the "SEC") and listed such stock for trading on U.S. exchanges. Therefore, some foreign companies may be included in the Fund portfolio if they are selected by the Industry

Leaders Strategy Model(TM) (the "Strategy Model"). The Prospectus contains a complete discussion of the operation of the Strategy Model under the captions, "Overview of Industry Leaders Fund(R), Risk Return Summary" and " Investment Strategy."


Although the Adviser believes it unlikely that the Fund portfolio will at any time be comprised of a statistically significant percentage of foreign stocks, there are risks inherent in investments in foreign companies that are different from, and additional to, those related to investments in obligations of U.S. domestic issuers. For example, the value of dividends from such securities, which may be denominated in or indexed to foreign currencies, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies with substantial operations abroad may also be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that the Adviser will be able to anticipate these potential events or counter their effects. The considerations noted above are generally intensified for investments in developing countries.



OTHER INVESTMENT COMPANIES. The Fund may purchase other open-end mutual funds and closed-end mutual funds, subject to certain limitations. Unlike open-end investment companies, like the Fund, closed-end funds issue a fixed number of shares that trade on major stock exchanges or over-the-counter. Also unlike open-end funds, closed-end funds do not continually issue and redeem shares. Under the Fund's own fundamental investment restrictions, the Fund may not invest more than 3% of its total assets in any one mutual fund. In addition, the Fund's investment in other funds is subject to the 1940 Act's limits on investment in other mutual funds. Under the 1940 Act, the Fund may not own more than 5% of any one mutual fund or invest more than 10% of its total assets in mutual funds as a group.

                               NET ASSET VALUATION


The net asset value per share of each class of Shares of the Fund is determined as of the close of regular trading on the NYSE, on each day that the NYSE is open. The closed days are set forth below in this SAI under the caption, "Additional Purchase and Redemption Information."

The Fund subtracts the non-class specific liabilities of the Fund from the Fund's assets to determine its total net assets. The Fund then determines each class's proportionate interest in the Fund's net assets. The liabilities attributable to that class, including its distribution and/or shareholder services fees, are then deducted and the resulting amount is divided by the number of Shares of that class outstanding to produce its net asset value per share.

Stocks are valued at the closing prices reported on recognized securities exchanges or if no sale was reported, and for unlisted securities, at the mean between the last-reported bid and asked prices. Although the Fund does not anticipate holding securities for which market quotations are not readily available, such securities will be valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

                             PERFORMANCE INFORMATION

The Fund will include performance data for Class A, Class D and Class I Shares of the Fund in its advertisements, sales literature and other information distributed to the public that includes performance data of the Fund. Such performance information will be based on investment "average annual total return" or "cumulative total return" the Fund. An explanation of how such returns are calculated for each class is set forth below.


Total return information may be useful to investors in reviewing the Fund's performance. The Fund's advertisement of its performance must, under applicable SEC rules, include the average annual total returns for each class of Shares of the Fund for the 1, 5, and 10-year period (or the life of the class, if less) as of the most recently ended calendar quarter. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. Investors should also consider other relevant factors before using such information as a basis for comparison with other investments, such as comparative risks and investment time horizons.


AVERAGE ANNUAL TOTAL RETURN. Total return represents the average annual compounded rate of return on an investment of $1,000 at the maximum public offering price (in the case of Class A Shares). All data are based on past investment results. Average annual total return for a given period is computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value, according to the following formula:


                                 P(1 + T)[n-exponent] = ERV


         Where:

              P = a hypothetical initial investment in the Fund of $1,000

              T = average annual total return

              n = number of years in period

              ERV = ending redeemable value, at the end of the period, of a hypothetical $1,000 investment in the Fund made at the beginning of the period.


The investment results of Shares of the Fund will tend to fluctuate over time, so that historical yields, current distributions and total returns should not be considered representations of what an investment may earn in any future period.
Investments in the Fund are not insured and its total return is not guaranteed. Actual dividends will tend to reflect changes in the market as a whole, and will also depend upon the level of a class's or the Fund's expenses, realized or unrealized investment gains and losses, and the results of the Fund's investment policies. When redeemed, an investor's Shares may be worth more or less than their original cost. Total return for any given past period are not a prediction or representation by the Fund of future rates of return on its Shares. Thus, at any point in time, investment yields, current distributions or total returns may be either higher or lower than past results.

CUMULATIVE TOTAL RETURN. The cumulative total return calculation (or "total return") measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:



                        ERV - P
                        ------- = Cumulative Total Return
                           P


In calculating total returns for the Fund, the current maximum sales charge (as a percentage of the offering price) is deducted from the initial investment ("P"). Total returns also assume that all Fund dividends and net capital gains distributions during the period are reinvested to buy additional Shares at net asset value per share, and that the investment is redeemed at the end of the period.


COMPARATIVE PERFORMANCE INFORMATION. The total return on an investment made in the Fund may be compared with the performance for the same period of one or more of the following indices: the Consumer Price Index, the Standard & Poor's 500(R) Index, the Standard & Poor's Barra Value(R) Index and the Dow Jones Industrial Average(R). Other indices may be used from time to time. The Consumer Price Index generally is considered to be a measure of inflation. The Standard & Poor's 500 Index is a composite index index 500 common stocks generally regarded as an index of U.S. stock market performance. The Standard & Poor's Barra Value(R) Index is a capitalization-weighted index of all the stocks in the Standard & Poor's 500 that have low price-to-book ratios. The Dow Jones Industrial Average is the price-weighted average of 30 actively traded blue chip stocks, primarily industrials but including other service oriented firms, prepared and published by Dow Jones & Co., which represents between 15% and 20% of the market value of NYSE stocks. The foregoing indices are unmanaged indices of securities that do not reflect reinvestment of capital gains or take investment costs into consideration, as these items are not applicable to indices.

The Fund may also be quoted in and compared to other mutual funds with similar investment objectives in advertisements, shareholder reports or other communications to Shareholders. The Fund may include in these communications calculations that describe back-testing of the Industry Leaders Strategy Model(TM) and hypothetical past investment results. These performance examples are based on an express set of assumptions and are not indicative of future performance of the Fund. These calculations may include discussions or illustrations of the effects of compounding. "Compounding" means that, if dividends or other distributions on the Fund's investment are reinvested by being paid in additional Fund Shares, any future income or capital appreciation of the Fund would increase the value, not only of the original Fund investment, but also of the additional Fund Shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash. The Fund may also include discussions or illustrations of the potential investment goals of a hypothetical investor. These may include, but are not limited to, tax and/or retirement planning, investment management techniques, policies or investment suitability of the Fund. The Fund may discuss such factors as general economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various types of investments, including, but not limited to, stocks, bonds and U.S. Government Treasury Bills.

Fund advertisements or other communications to Shareholders may also summarize certain information contained in shareholder reports (including portfolio composition), as well as the Adviser's views as to current economic indicators, such as overall market performance, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to Fund investors.

The Fund may also include in advertisements, charts, graphs or drawings which illustrate the potential risks and rewards of investment in comparative investment vehicles, including but not limited to stock, bonds, and Treasury bills, against an investment in Shares of the Fund. The Fund may also include charts or graphs that illustrate strategies such as dollar cost averaging. Advertisements or shareholder communications may also include discussions of certain beneficial characteristics of an investment in the Fund. Advertisements and other communications may contain symbols, headlines or other material which highlight or summarize information which is included in such communication. The Fund may reprint (in whole or in part) articles reporting on the Fund and, after obtaining permission from the respective publisher, provide these articles to current and/or prospective Shareholders. Performance information with respect to the Fund is generally available by calling toll-free (877) 280-1952.


Advertisements and sales literature may include discussions of the Industry Leaders Strategy Model(TM), including, but not limited to, descriptions of security selection and analysis. Advertisements may also include descriptive information about the Adviser, including, but not limited to, its status within the industry, other services and products it makes available, total assets under management, and its investment philosophy.


When comparing total return and investment risk of an investment in Shares of the Fund with other investments, investors should keep in mind that certain other investments have very different risk characteristics than an investment in Shares of the Fund. For example, CDs may have fixed rates of return and may be insured for both principal and interest by the FDIC, while the Fund's returns will fluctuate and its share values and returns are not guaranteed. U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. Government.

The Fund also may include in its advertisements data from the American Association of Retired Persons, American Banker, Barron's, Business Week, Forbes, Fortune, Institutional Investor, Business Week, Lipper Analytical Services, Inc., Money, Morningstar Mutual Funds, The New York Times, Smart Money, StarFunds, USA Today, U.S. News & World Report, The Wall Street Journal, Worth and other publications. In addition to performance information, general information about the Fund that appears in a publication, such as those mentioned above, may also be quoted or reproduced in advertisements or in reports to current or prospective Shareholders.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION


The Fund does not issue share certificates. Instead, an account is established for each investor and all Shares purchased or received, including those obtained through reinvestment of distributions, are credited to such account on the books of the Fund.

Reference is made to the materials in the Prospectus under the captions, "Overview of Industry Leaders Fund(R)Risk Return Summary: Who May Want to Invest in the Fund", "How You Can Invest With The Industry Leaders Fund(R)" and "How to Redeem Your Fund Shares", which describe the methods of purchase and redemption of the Fund's Shares. If you invest through an investment firm, financial adviser or agent, which may have its own service features, transaction charges and fees. This SAI and the accompanying Prospectus should be read in conjunction with such firms' material regarding their fees and services. If you wish to obtain a referral to an investment professional, please call the Fund at (877) 280-1952.


The NYSE is currently scheduled to be closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, or, when one of these holidays fall on a Saturday or Sunday, the preceding Friday or subsequent Monday. The closing schedule is subject to change.

When the NYSE is closed, or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the SEC to warrant such action, the Fund will determine its net asset value as of the daily NAV valuation time.

The Fund has elected to honor all redemption requests in cash.


DISTRIBUTOR CONCESSION AND DEALER REALLOWANCES. The Fund pays distribution concessions and dealer reallowances in connection with the distribution of the Fund's Class A Shares. The following table shows the amount of Distributor concession and dealer reallowances as a percentage of the offering price of the Fund's Class A Shares which is paid from the Class A front-end sales load.

                            Class A Sales Charge    Distributor Concession       Dealer Reallowance
Amount of Purchase          as % of Offering Price   as % of Offering            as % of Offering Price
------------------          ----------------------  ----------------------       -----------------------
      Less than $50,000           5.75%                    ____                         ____

     $50,000 to $99,999           5.50%                    ____                         ____

   $100,000 to $249,999           4.50%                    ____                         ____

   $250,000 to $499,999           3.50%                    ____                         ____

   $500,000 to $999,999           2.00%                    ____                         ____

    $1,000,000 and over           0.00%                    ____                         ____


                ADDITIONAL DIVIDEND AND DISTRIBUTION INFORMATION


To the extent necessary for the Fund to obtain favorable federal tax treatment, the Fund distributes net investment income and net capital gains, if any, to Shareholders within each calendar year as well as on a fiscal year basis. The Fund intends to distribute any net investment income and any net realized capital gains at least annually.


The amount of the Fund's distributions may vary from time to time depending on the composition of the Fund's portfolio, dispositions of portfolio assets and expenses borne by the Fund.

The net income of the Fund, from the period of the immediately preceding determination thereof, shall consist primarily of dividend income, if any, and realized capital gains and losses on Fund's assets, less all expenses and liabilities of the Fund chargeable against income. To a lesser extent, net income will include any incidental interest income accrued on the portfolio assets during periods in which the Adviser has held cash for purposes of anticipated redemptions and/or for reasons of minimizing brokers' commissions by grouping portfolio purchase orders and sales.

Expenses, including the compensation payable to the Adviser, are accrued each day. The expenses and liabilities of the Fund include those appropriately allocable to the Fund, as well as general expenses and liabilities of the Trust.

                                      TAXES


The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its Shareholders which are not described in the Prospectus. This summary does not attempt to provide a detailed explanation of the tax treatment of the Fund or its Shareholders, and the discussions here and in the Prospectus are not intended as substitutes for legal and/or professional accounting advice with respect to tax planning. Prospective Shareholders are urged to consult their own tax professional prior to investing in the Fund.

SUBCHAPTER M. The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Fund will not be subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to Shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by the Fund made with respect to the taxable year will be considered distributions of income and gains of the taxable year and will therefore count towards the satisfaction of the Distribution Requirement. Since the Fund intends to distribute substantially all of its investment company taxable income and its net capital gain income in compliance with the Distribution Requirement, the Fund does not expect to be subject to income or excise taxes otherwise applicable to undistributed income of a regulated investment company. If the Fund were to fail to distribute all its income and gains, it would be subject to income tax and, in certain circumstances, a nondeductible 4% excise tax, as discussed in further detail below.

DIVERSIFICATION. In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and does not hold more than 10% of the outstanding voting securities of such issuer), cash and cash items, U.S. Government securities, securities of other regulated investment companies, and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to Shareholders, and such distributions will be taxable to the Shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate Shareholders.


EXCISE TAX. A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary income for such calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. A regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. For purposes of the excise tax, the Fund would be obligated to reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year. The Fund intends to make sufficient distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should keep in mind that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain for any taxable year, to elect to treat all or any part of any net capital loss and any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding year.


TAXATION OF FUND SHAREHOLDERS. Dividends from net investment income and distributions from short-term capital gains are taxable to Shareholders as ordinary income. The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Dividend distributions represent dividends on stocks (and interest income, if any) that the Fund receives. Such distributions will be taxable to Shareholders as ordinary income and treated as dividends for federal income tax purposes. Such dividends paid by the Fund are expected to qualify for the 70% dividends-received deduction for corporate Shareholders to the extent discussed below.

TREATMENT OF CAPITAL GAINS. The characterization of whether capital gains are long-term or short-term does not depend on how long a shareholder has held Shares in the Fund, but rather on the period the Fund has held the securities sold. Regardless of how long the Fund Shares have been held, distributions of long-term gains realized by the Fund upon the sale of capital assets are subject to a maximum tax rate for noncorporate taxpayers . Any loss realized by a shareholder upon the disposition of Fund Shares held for six months or less will be treated as long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain held for more than one year during such six-month period. Distributions by the Fund out of dividend income from domestic corporations may qualify in whole or in part for the deduction if the Fund does not sell the stock in respect of which it received such dividends before satisfying a 46-day holding period requirement, and the corporate shareholder holds Fund Shares for at least 46 days.

DISTRIBUTION OF CAPITAL GAINS. The Fund may either retain or distribute to Shareholders its net capital gain for each taxable year. The Fund currently intends to distribute all such amounts. Net capital gain that is distributed and designated as a capital gain dividend will be taxable to Shareholders as long-term capital gain, regardless of the length of time the shareholder has held his or her Fund Shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his or her Shares.

DIVIDENDS RECEIVED DEDUCTION. With respect to each taxable year, ordinary income dividends paid by the Fund is expected to qualify for the 70% dividends-received deduction generally available to corporations (other than corporations such as S corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. Generally, provided that the Fund adheres to its fundamental investment policies, a dividend received by the Fund will not be treated as a qualifying dividend if it has been received with respect to any share of stock that the Fund has held for less than 46 days. The 46-day holding period must be satisfied during the 90-day period beginning 45 days prior to each applicable ex-dividend date. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its Shares of the Fund or (2) by application of Code section 246(b) which in general limits the dividends-received deduction to 70% of the shareholder's taxable income (determined without regard to the dividends-received deduction and certain other items). Since an insignificant portion, if any, of the Fund's assets will be invested in stock of foreign corporations, the ordinary dividends distributed by the Fund generally is expected to qualify for the dividends-received deduction for corporate Shareholders.


ALTERNATIVE MINIMUM TAX CONSIDERATIONS. Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. For purposes of the corporate AMT, the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, a corporate shareholder will generally be required to take the full amount of any dividend received from the Fund into account, without a dividends-received deduction, in determining its adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.


FOREIGN SOURCE INCOME. Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known. As the Fund does not expect to have more than 50% of the value of its total assets at the close of its taxable year in the stock or securities of foreign corporations, the Fund anticipates that it will not elect to "pass through" to the Fund's Shareholders the amount of foreign taxes paid by the Fund.

OTHER INCOME. Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his or her Shares; any excess will be treated as gain from the sale of his or her Shares, as discussed below.

TREATMENT OF DISTRIBUTIONS. The tax implications arising from distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional Shares of the Fund. Shareholders receiving a distribution in the form of additional Shares will be treated as receiving a distribution in an amount equal to the fair market value of the Shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases Shares of the Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

TIMING OF DISTRIBUTIONS. Ordinarily, Shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to Shareholders of record on a specified date in such a month will be deemed to have been received by the Shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

SHAREHOLDER PURCHASES BEFORE A DISTRIBUTION. Investors who purchase Shares shortly before the record date for a distribution will pay a share price that includes the value of the anticipated distribution and will be taxed on the distribution when it is received even though, with respect to themselves, the distribution in effect represents a return of a portion of their purchase price. Any loss realized on a sale or exchange of Shares will be disallowed if the Shares disposed of are replaced within a period of 61 days beginning 30 days before being acquired.

ADDITIONAL WITHHOLDING REQUIREMENTS. The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of Shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding for failure to properly report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

SALE OR REDEMPTION OF SHARES. A shareholder will recognize gain or loss on the sale or redemption of Shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the Shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other Shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of Shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the Shares were held for longer than one year. Long-term capital gain recognized by an individual shareholder will be taxed at the lowest rate applicable to capital gains if the holder has held such Shares for more than 18 months at the time of the sale. However, any capital loss arising from the sale or redemption of Shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such Shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.


FOREIGN SHAREHOLDERS. Taxation of a shareholder who, with respect to the United States government, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.


If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the dividend. Furthermore, such foreign shareholder may be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) on the gross income resulting from the Fund's election to treat any foreign taxes paid by it as paid by its Shareholders, but may not be allowed a deduction against this gross income or a credit against this U.S. withholding tax for the foreign shareholder's pro rata share of such foreign taxes which it is treated as having paid. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of Shares of the Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of Shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations. In the case of a foreign shareholder other than a corporation, the Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholder furnishes the Fund with proper notification of his or her foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign Shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.


ADDITIONAL TAX CONSIDERATIONS. In addition to the Federal income tax consequences described above relating to an investment in the Fund, there may be other Federal, state, local or foreign tax considerations that depend upon the circumstances of each particular investor. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly alter the information above, and any such changes or decisions may have a retroactive effect. Shareholders should maintain contact with their own tax professional concerning investment in the Fund.

                        TRUSTEES AND OFFICERS OF THE FUND


Overall responsibility for management of the Trust rests with the Board of Trustees, who are elected by the Shareholders of the Fund. The Fund is managed by the Trustees in accordance with the laws of the State of Delaware. There are currently _____ Trustees, _______ of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act. The Trustees, in turn, elect the officers of the Trust to supervise actively its day-to-day operations.


The officers and Trustees of the Trust, addresses, and their business affiliations for the past five years are as follows:



                                                            Principal Occupation
Name, Address and Age           Position(s) With the Trust  During Past 5 Years
---------------------           --------------------------  -------------------
Barry F. Sullivan*(1), age 67   Chief Executive Officer
                                and Trustee

Gerald P. Sullivan*(1), age 38  President and Trustee

Mark S. Kaufmann*, age 65       Chairman, Board of Trustees



*Designates a Trustee who is an "interested person" of the Trust within the meaning of the 1940 Act.

(1)  Mr. Barry F. Sullivan is the father of Gerald P. Sullivan.


Trustees of the Fund who are officers of the Adviser are not separately compensated for their services as Trustees of the Fund. The Trustees and officers of the Fund are not affiliated with the distributor of the Fund's Shares. The Fund currently pays each of its non-officer Trustees a fee of $______ per year, plus $______ per meeting attended ($______ per phone meeting) and reimburses Trustee expenses for attendance at meetings.


The Trust does not provide pension or retirement benefits to Trustees or Trust officers.

The following table indicates the compensation each Trustee is expected to receive from the Trust for the 12 month period ending ___________ __, 1999.



                    Pension or Retirement    Aggregated     Total Compensation
                     Benefits Accrued as  Compensation from  From Fund Paid to
 Name, Position      Portfolio Expenses       the Trust          Trustees


Barry F. Sullivan                -
CEO and Trustee
Gerald P. Sullivan               -
President and Trustee
Mark S. Kaufmann                 -
Chairman, Board of Trustees



Trustees may be removed from office at any meeting of Shareholders by a vote of two-thirds of the outstanding Shares of the Trust. Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.


In addition to the modest compensation provided to Fund Trustees, the Trust provides elimination of Fund sales Loads and minimum purchase thresholds for Trustees as a form of additional benefit to the Trustees. The purpose of this waiver of Loads and purchase minimums is also provided, in part, to ensure that the Trustees remain fully objective in regard to an equal basis for representation of all classes of the Fund. In addition to the foregoing, third party dealers, brokers and/or financial advisors, may, at their sole discretion, waive all or a portion of their dealer reallowances derived from Fund sales Loads with respect to purchases of Fund Shares by persons affiliated and/or unaffiliated with the Fund.


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


Until its initial public offering, all Shares of the Fund will be held by the Adviser, Claremont Investment Partners, L.L.C. a Delaware limited liability company, which may be deemed to control the Fund. The Adviser is controlled by RoadHouse Capital LLC ("RoadHouse Capital"), a Delaware limited liability company, which is jointly controlled by Gerald S. Sullivan, President and Trustee of the Fund, and Barry F. Sullivan, CEO and Trustee of the Fund, through two special purpose family investment entities (as defined below, the "Family Interests"). The "Family Interests" controlling RoadHouse Capital are RoadHouse Group LLC, a Delaware limited liability company, and Sullvesco NJ 1998-II LLC, a New Jersey limited liability company. Each of the Adviser, RoadHouse Capital and the Family Interests are located at 104 Summit Avenue, Box 80, Summit, New Jersey 07902-0080.


As of _________ __, 1998, holders of more than 5% ownership of Fund Shares included the following persons:



                                        Percentage Ownership of
Name                Address             Fund Shares


----------------    ----------------    ----------------


As of _________ __, 1998, the officers and Trustees of the Fund as a group owned ___% of outstanding Fund Shares.




                    INVESTMENT MANAGEMENT AND OTHER SERVICES

The Fund and the Adviser have entered into an investment management agreement, dated ___________ __, 1998, (the "Management Agreement" ) pursuant to which the Adviser manages the portfolio of securities and investments of the Fund in accordance with the Fund's investment objectives, strategies and policies, and advises and assists the Fund with respect to the selection, acquisition, holding or disposal of securities. In addition to managing the investments, the Adviser also makes recommendations with respect to other aspects and affairs of the Fund. The Adviser also furnishes the Fund with certain administrative services, office space and equipment, and permits its officers and employees who may be elected Trustees or officers of the Fund to serve in the capacities to which they are elected without additional compensation from the Fund. All other expenses incurred in the operation of the Fund are borne by the Fund.


The Fund pays the Adviser for its services pursuant to the Management Agreement an annual fee at the annual rate of .30% of the average daily net assets of the Fund. The Adviser has voluntarily undertaken to limit the aggregate expenses of the Fund, including Rule 12b-1 Distribution Plan and Shareholder Services Plan fees, until December 31, 2001, to an annual maximum as a function of average daily net assets of no more than 1.00% for Class A Shares, 1.00% for Class D Shares, and 0.65% for Class I Shares. The Adviser reserves the right to discontinue this policy after December 31, 2001.


The Management Agreement will continue in effect from year to year if specifically approved annually by a majority of the Board of Trustees who are not parties to such contract or "interested persons" of any such party. The Management Agreement may be terminated without penalty by either party on 60 days' written notice and must terminate in the event of its assignment.

The Management Agreement provides that the Adviser is liable only for its acts or omissions caused by its willful misfeasance, bad faith or gross negligence in the performance of its duties or reckless disregard of its obligations under the Management Agreement. The Management Agreement permits the Adviser to render services to others and to engage in other activities.

The Adviser may draw upon the resources of the Fund distributor and its qualified affiliates in rendering its services to the Fund. The distributor or its affiliates may provide the Adviser (without charge to the Fund) with investment information and recommendations that may serve as the principal basis for investment decisions with respect to the Fund.

The Adviser has adopted a Code of Ethics (the "Ethics Code") that requires all persons subject to the Ethics Code to pre-clear any proposed non-exempt personal securities transaction. Permission for any proposed transaction will be granted provided it is determined that such transaction would not negatively impact activity in client accounts. In the event that a client of Adviser's affiliates also owns such security, or it is proposed that such client purchase such security, available investments or opportunities for sales will be allocated in a manner deemed to be equitable by the Adviser.

As set forth above under the caption, "Control Persons and Principal Holders of Securities", the Adviser is controlled jointly through the Family Interests by Barry F. Sullivan, who serves as CEO and Trustee of the Fund, and as an officer and director of the Adviser, and Gerald P. Sullivan, who serves as President of the Fund and as an officer and director of the Adviser. In addition, the Prospectus, under the caption, "Management of the Fund", provides detailed business information concerning the Adviser and Messrs. Sullivan and Sullivan.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

Officers and Trustees of the Fund and officers of the Adviser are not officers or directors of the Fund distributor or its affiliates, or any broker which engages in the purchase and sale of portfolio securities on behalf of the Fund. The Officers and Trustees of the Fund do not receive any direct or indirect benefits from the Fund as a result of the usual and customary brokerage commissions paid by the Fund in connection with the purchase and sale of portfolio securities. The Management Agreement does not provide for a reduction of the advisory fee by any portion of the fees generated by portfolio transactions of the Fund which the Fund distributor or any broker may receive.


Allocation of transactions, including their frequency, to various dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to Shareholders. The primary consideration is prompt and efficient execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research, statistical or other services to the Adviser may receive orders for transactions by the Fund. Information so received will enable the Adviser to supplement its own research and analysis with the views and information of other securities firms. Such information may be useful and of value to the Adviser and its affiliates in servicing other clients as well as the Fund; in addition, information obtained by the Adviser and its affiliates in servicing other clients may be useful and of value to the Adviser in servicing the Fund. No principal transactions are effected with any companies affiliated with the Adviser. Consideration may be given to research provided and payment may be made of a fee higher than that charged by another broker-dealer which does not furnish research services or which furnishes research services deemed to be of lesser value, so long as the criteria of Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act") are met. Section 28(e) of the 1934 Act specifies that a person with investment discretion shall not be "deemed to have acted unlawfully or to have breached a fiduciary duty" solely because such person has caused the account to pay a higher commission than the lowest available under certain circumstances. To obtain the benefit of Section 28(e), the person so exercising investment discretion must make a good faith determination that the commissions paid are reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or his or her overall responsibilities with respect to the accounts as to which he exercises investment discretion. Currently, it is not possible to determine the extent to which commissions that reflect an element of value for research services might exceed commissions that would be payable for execution alone, nor generally can the value of research services be measured.

There are no fixed limitations regarding the turnover rates of the Fund's portfolio. The turnover rate is calculated by dividing (A) the lesser of purchases or sales of securities in the Fund's long portfolio for the fiscal year by (B) the monthly average of the value of portfolio securities owned by the portfolio during the fiscal year.

                                   DISTRIBUTOR


Pursuant to its Distribution Agreement with the Fund (the "Distribution Agreement"), _____________________________ (referred to as the "Distributor"), acts as distributor of the Fund's Shares. The Distribution Agreement was approved by the vote of the Trustees on _______ __, 1998. The adoption of the Distribution Agreement included approval by more than a majority of the Board who are neither "interested persons" of the Fund (as defined in the 1940 Act) nor have any direct or indirect financial interest in the operation of the Distribution Agreement (the "Qualified Trustees"), by vote cast in person at a meeting called for the purpose of considering the Distribution Agreement. Under the Distribution Agreement, the Distributor is entitled to receive ___% from the front-end sales commission (the "Load") on Class A Shares, and shall pass through the balance of such Load to the selling broker or financial adviser. The front-end Load is described in the Prospectus under "Overview of Industry Leaders Fund(R) - Risk Return Summary - Fees and Expenses" and under "The Class A Front-End Sales Charge Reduction Schedule" under the Prospectus caption, "How You Can Invest With The Industry Leaders Fund(R)." The Distribution Agreement is subject to annual approval by the Board of Trustees as a whole and by a majority of the Qualified Trustees. Pursuant to the Distribution Agreement, the Distributor shall act as agent for the distribution of Fund Shares and make a continuous offering of the Fund's Shares during the term of the Distribution Agreement. The Distributor shall make appropriate efforts to solicit orders for the sale of the Fund Shares and will undertake such promotion as it believes reasonable in connection with such solicitation. The Distributor shall, at its own expense, finance appropriate activities which it deems reasonable, which are primarily intended to result in the sale of the Fund Shares, including, but not limited to, advertising, compensation of underwriters, dealers and sales personnel, printing and mailing of Fund prospectuses to other than current Fund Shareholders, and printing and mailing of sales literature. The initial term of the Distribution Agreement ends on _______________, subject to the annual review and approval by the Board of Trustees. The Distribution Agreement provides for indemnification by the Fund of the Distributor against substantially all types of claims and/or other liabilities incurred in the course of its duties. The Distributor shall receive as its fee amounts so authorized under the Fund's Rule 12b-1 Distribution Plan and Shareholder Services Plan, each of which is described in detail below.


                                  ADMINISTRATOR


Under the Fund Administration Agreement, dated _________ __ (the "Administration Agreement"), ___________________ (referred to as the "Administrator") serves as Fund administrator. The Administrator assists in supervising all operations of the Fund (other than those performed by the Adviser under the Investment Adviser Agreement), subject to the supervision of the Board. The Administrator also provides a current security position report, a summary report of transactions, a current cash position report, calculates the dividend and capital gain distribution, if any, and the yield, and maintains the general ledger accounting records for the Fund.

Unless sooner terminated, the Administration Agreement will continue in effect until ____________________, and for consecutive ____ year terms thereafter, provided that such renewal is ratified at least annually by the Trustees or by vote of a majority of the outstanding Shares of Fund, and in either case by a majority of the Trustees who are not parties to the Administration Agreement or interested persons (as defined in the 1940 Act) of any party to the Administration Agreement, by votes cast in person at a meeting called for such purpose.

Under the Administration Agreement, the Administrator will assist in the Fund's administration and operation, including providing statistical and research data, clerical services, internal compliance and various other administrative services, including among other responsibilities, completing certain purchase and redemption requests in connection with the Transfer Agent (as defined below), participation in the updating of the Prospectus, coordinating the preparation, filing, printing and dissemination of reports to Shareholders, coordinating the preparation of income tax returns, arranging for the maintenance of books and records and providing the office facilities necessary to carry out the duties thereunder.

                   TRANSFER AGENT AND FUND ACCOUNTING SERVICES



The Fund has entered into a Transfer Agency and Service Agreement, dated ___________, 1998 (the "Transfer Agency Agreement"). Under the Transfer Agency Agreement, ______________ (the "Transfer Agent") has agreed to serve as transfer and dividend disbursing agent for the Fund. The Transfer Agent has agreed (1) to issue and redeem Shares of the Fund; (2) to address and mail all communications by the Trust to its Shareholders, including reports to Shareholders, dividend and distribution notices, and proxy material for its meetings of Shareholders;
(3) to respond to correspondence or inquiries by Shareholders and others relating to its duties; (4) to maintain shareholder accounts and certain sub-accounts; and (5) to make periodic reports to the Trustees concerning the Fund's operations. The Transfer Agent is entitled to receive an annual account maintenance fee of $______ per year from each customer account.

The Fund has entered into a Fund Accounting Agreement, dated _____________, 1998 (the "Fund Accounting Agreement"). Under the Fund Accounting Agreement, ___________________ (the "Fund Accountant") provides certain Fund accounting services pursuant to which the Fund Accountant maintains all Fund books and records, performs daily accounting services, and provides additional Fund reporting and record keeping functions.

                                DISTRIBUTION PLAN

The Fund has adopted a distribution plan with respect to Class A and Class D Shares in accordance with Rule 12b-1 under the 1940 Act (the "Rule 12b-1 Distribution Plan"), (1) to compensate the Distributor for the services it provides and for prospective shareholder expenses it bears under the Distribution Agreement, and (2) to pay for other distribution costs and expenses with respect to Class A and Class D Shares. The Class A and Class D Shares pay a distribution fee at a rate of up to 0.25% per annum of the average daily net assets of each such class.

A report of the amounts expended under the Rule 12b-1 Distribution Plan must be made to, and reviewed by, the Board of Trustees at least quarterly.

The Rule 12b-1 Distribution Plan is subject to annual approval by a majority of the Board of Trustees, including a majority of the Qualified Trustees, by vote cast in person at a meeting called for the purpose of voting on the Rule 12b-1 Distribution Plan. The Rule 12b-1 Distribution Plan is severable with respect to each of the Class A and Class D Shares and is terminable with respect to either such class at any time by vote of a majority of the Qualified Trustees or by vote of a majority of the Shares of such terminating class. Pursuant to the Rule 12b-1 Distribution Plan, any new Trustees who are not "interested persons" must be nominated by existing Trustees who are not "interested persons." In addition, the Rule 12b-1 Distribution Plan provides that it may not be amended to increase materially the costs which Class A and/or Class D of the Fund may bear for distribution pursuant to the Rule 12b-1 Distribution Plan without shareholder approval and that other material amendments to the Rule 12b-1 Distribution Plan must be approved by a majority of the Board, including a majority of the Qualified Trustees, by vote cast in person at a meeting called for the purpose of considering such amendments.

Because all amounts paid pursuant to the Rule 12b-1 Distribution Plan are paid to the Distributor, the Distributor, its officers, directors and employees, may all be deemed to have a direct or indirect financial interest in the operation of the Rule 12b-1 Distribution Plan. None of the Trustees who is not an "interested person" of the Fund has a direct or indirect financial interest in the operation of the Rule 12b-1 Distribution Plan.

Benefits from the Rule 12b-1 Distribution Plan may accrue to the Fund and its Class A and Class D Shareholders from the growth in assets due to sales of Shares to the public pursuant to the Rule 12b-1 Distribution Plan. Increases in the Fund's net assets from sales pursuant to its Rule 12b-1 Distribution Plan may benefit Shareholders by reducing per share expenses, permitting increased investment flexibility and diversification of the Fund's assets, and facilitating economies of scale (e.g., block purchases) in the Fund's securities transactions. Under its terms, the Rule 12b-1 Distribution Plan will continue from year to year, provided that such continuance is approved annually by a vote of the Trustees in the manner described above.

The adoption of the Rule 12b-1 Distribution Plan was approved by the Board of Trustees, including a majority of the Qualified Trustees, at a meeting called for such purpose on _______ __, 1998. Prior to approving the adoption of the Rule 12b-1 Distribution Plan, the Board requested and received from the Distributor all the information which it deemed necessary to arrive at an informed determination as to such continuance and adoption of the Rule 12b-1 Distribution Plan. In making its determination to adopt the Plan, the Board considered, among other factors: (1) comparable plans in similarly situated mutual funds; (2) the benefits the Fund would be likely to obtain under the Plan; including the fact that the Plan is necessary to permit the Fund to operate at its contemplated low management overhead; (3) the services to be provided under the Plan by the Distributor to the Fund and its Shareholders; and (4) the reasonableness of the fees to be paid to the Distributor for its services under the Plan. Based upon their review, the Board, including each of the Qualified Trustees, determined that the adoption of the Plan would be in the best interest of the Fund, and that there was a reasonable likelihood that the Plan would benefit the Fund and its Shareholders. In the Board's quarterly review of the Plan, the Trustees will consider its continued appropriateness and the level of compensation provided therein.


The Board of Trustees has the right to terminate the Rule 12b-1 Distribution Plan for the Class A and Class D Shares, and in the event of such termination, no further payments would be made thereunder. Termination of the Rule 12b-1 Distribution Plan for the Class A and Class D Shares or the Distribution Agreement does not affect the obligation of the Class A and Class D Shareholders to pay other fees and charges. The Adviser may periodically reimburse the Fund for all or a portion of Rule 12b-1 Distribution Plan fees in order to increase the net income of the Fund available for distribution to Class A and Class D Shareholders.

The Board of Trustees has also adopted on _______ __, 1998, a Rule 18f-3 multi-class share plan permitting the issuance of Shares in multiple classes.


                        SHAREHOLDER SERVICES PLAN


The Board has adopted a shareholder services plan on behalf of the Class A and Class D Shareholders (the "Shareholder Services Plan"), the approval of which included a majority of Qualified Trustees by votes cast in person at a meeting called for such purpose on _______ __, 1998. Payments made under the Shareholder Services Plan to various shareholder services agents (collectively, the "Shareholder Services Agents", among whom affiliates of the Adviser may be included) are for administrative support services to their customers who may from time to time beneficially own Class A and Class D Shares, which services may include: (1) aggregating and processing purchase and redemption requests for Shares from customers and transmitting promptly net purchase and redemption orders to the Distributor or Transfer Agent; (2) providing customers with a service that invests the assets of their accounts in Shares pursuant to specific or pre-authorized instructions; (3) processing dividend and distribution payments on behalf of customers; (4) providing information periodically to customers showing their positions in Shares; (5) arranging for bank wires; (6) responding to customer inquiries; (7) providing subaccounting with respect to Shares beneficially owned by customers or providing the information to the Fund as necessary for subaccounting; (8) if required by law, forwarding shareholder communications from the Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (9) forwarding to customers proxy statements and proxies containing any proposals which require a shareholder vote; and (10) providing such other similar services as the Trust may reasonably request to the extent permitted under applicable statutes, rules or regulations. For further information about the Shareholder Services Plan, see the discussion in the Prospectus under the caption, "Distribution and Service Arrangements."

For the services rendered to Class A and Class D Shareholders and expenses borne by Shareholder Services Agents related thereto, the Board has authorized payment from Class A and Class D assets, computed daily and paid monthly, at an annual rate of up to 0.10% based on the Class A and Class D Shares average daily net assets. The Adviser may periodically reimburse the Fund for all or a portion of Shareholder Services Plan fees in order to increase the net income of the Fund available for distribution to Class A and Class D Shareholders.


                    FUND CUSTODIAN AND DIVIDEND PAYING AGENT


The Fund has appointed ______________ (the "Custodian"), located at _________ ___________ to serve as the Fund custodian and dividend paying agent for the Fund, pursuant to an agreement dated ___________ (the "Custody Agreement"). In consideration of its custodial services, the Fund pays the Custodian ____ per annum. Under the Custody Agreement, the Custodian (1) maintains a separate account or accounts in the name of the Fund; (2) makes receipts and disbursements of money on behalf of the Fund;(3) collects and receives all income and other payments and distributions on account of portfolio securities; and (4) responds to correspondence from security brokers and others relating to its duties. The Custodian may, with the approval of the Fund and at the custodian's own expense, open and maintain a sub-custody account or accounts on behalf of the Fund, provided that the Custodian shall remain liable for the performance of all of its duties under the Custody Agreement.

                               THE YEAR 2000 ISSUE

The Fund and its service providers, including the Adviser with respect to its operation of the Strategy Model, have a high degree of reliance on various computer systems in carrying out their respective business activities. In this regard, the Fund is aware of the "Year 2000 Issue" which refers to potential problems which may confront users whose own or dependent computer systems cannot correctly identify the year 2000. Computer systems that fail to properly identify the year 2000 could fail or cause miscalculations which disrupt Fund operations. In the case of the Fund and its service providers, such disruptions could include pricing errors and account maintenance failures. The Fund is working with its service providers to ensure reasonable steps are being taken to address the Year 2000 Issue. The Fund has no reason to believe that these steps will not be sufficient to avoid any material adverse impact on the Funds, although there can be no assurance in this regard. The costs or consequences of incomplete or untimely resolution of the Year 2000 Issue are unknown to the Fund at this time but could have a material adverse impact on the operations of the Funds and its service providers. See also the discussion of Year 2000 Issues in the Prospectus under the caption, "Important Risk Considerations."

                             INDEPENDENT ACCOUNTANTS

The Fund has appointed ______________ as independent accountants for the Fund. In addition to reporting annually on the Fund's financial statements, the Fund's accountants also review certain filings of the Fund with the Securities and Exchange Commission.

                                  LEGAL COUNSEL


Wuersch & Gering LLP, 11 Hanover Square, 21st Floor, New York, New York 10005, is counsel to the Fund. The firm also acts as counsel to the Adviser.


                                  FUND EXPENSES


The Fund is responsible for the following expenses relating to its operations: interest, taxes, fees and commissions of every kind; expenses of issue, repurchase or redemption of Shares; SEC fees, state notification and qualification fees, other costs of registering or qualifying Shares for sale (including printing costs, legal fees and other expenses relating to the preparation and filing of the Fund's registration statement with the appropriate regulatory authorities and the production and filing of the Fund's Prospectus); costs of insurance; association membership dues; all charges of custodians, including fees as custodian, escrow agent, and fees for keeping books and performing portfolio valuations; all charges of transfer agents, registrars, pricing services, fees and expenses of independent accountants and legal counsel; other advisory and administrative fees, expenses of preparing, printing and distributing prospectuses and all proxy materials, reports and notices to Shareholders; expenses of distribution of Class A and Class D Shares pursuant to the Rule 12b-1 Distribution Plan, expenses of shareholder services pursuant to the Shareholder Services Plan; out-of-pocket expenses of Trustees and fees, costs and expenses related to meetings of the Trustees; fees of Trustees who are not officers of the Fund; costs of Shareholders' reports and meetings, other costs incident to the Fund's existence as a business trust and any extraordinary expenses incurred in the Fund's operation.


                           DESCRIPTION OF FUND SHARES


The Trust is a Delaware business trust that was formed on December 13, 1995. The Trust Instrument authorizes the Board to issue an unlimited number of Shares, which are units of beneficial interest, without par value. The Trust presently has three classes of Shares which represent interests in the Fund.

The Trust Instrument authorizes the Board to divide or redivide any unissued Shares of the Trust into one or more additional series by setting or changing in any one or more aspects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption. The Fund currently offers three share classes: (1) Class A, designed to be sold primarily to individuals through financial advisers or brokers, (2) Class D, designed to be sold primarily to self-directed investors, and (3) Class I, designed to be sold primarily to institutions investing at least $1,000,000. The Fund may, in its discretion, instruct the Distributor to sell Class I Shares to individuals who invest at least $1,000,000.


Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board may grant in its discretion. When issued for payment as described in the Prospectus and this SAI, the Trust's Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust, Shares of the Fund are entitled to receive the assets available for distribution belonging to the Fund.

Shares of the Trust are entitled to one vote per share (with proportional voting for fractional Shares) on such matters as Shareholders are entitled to vote. Shareholders vote as a single class on all matters except (1) when required by the 1940 Act, Shares shall be voted by individual class, and (2) when the Trustees have determined that the matter affects only the interests of one or more classes, then only Shareholders of such class shall be entitled to vote thereon. There will normally be no meetings of Shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the Shareholders, at which time the Trustees then in office will call a Shareholders' meeting for the election of Trustees within 60 days. A meeting shall be held for such purpose upon the written request of the holders of not less than 10% of the outstanding Shares. Upon written request by ten or more Shareholders meeting the qualifications of Section 16(c) of the 1940 Act (i.e., persons who have been Shareholders for at least six months, and who hold Shares having a net asset value of at least $25,000 or constituting 1% of the outstanding Shares) stating that such Shareholders wish to communicate with the other Shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust will provide a list of Shareholders or disseminate appropriate materials (at the expense of the requesting Shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding Shares of each class affected by the matter. For purposes of determining whether the approval of a majority of the outstanding Shares of a class will be required in connection with a matter, the class will be deemed to be affected by a matter unless it is clear that the interests of each class in the matter are identical, or that the matter does not affect any interest of the class. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a class only if approved by a majority of the outstanding Shares of such class. Rule 18f-2 also provides that the ratification of independent accountants, approval of principal underwriting contracts, and election of Trustees may be effectively acted upon by Shareholders of the Trust voting without regard to class.

                        SHAREHOLDER AND TRUSTEE LIABILITY


The Trust is organized as a Delaware business trust. The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations, and the Trust Instrument provides that Shareholders of the Trust shall not be liable for the obligations of the Trust. The Trust Instrument also provides for indemnification out of Trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Trust Instrument also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust, and shall satisfy any judgment thereon. Therefore, it is unlikely that a shareholder bears any significant risk of financial loss with respect to shareholder liability.


The Trust Instrument states further that no Trustee, officer, or agent of the Trust shall be personally liable in connection with the administration or preservation of the assets of the Fund or the conduct of the Trust's business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of his or her duties. The Trust Instrument also provides that all persons having any claim against the Trustees or the Trust shall look solely to the assets of the Trust for payment.

                              [BACK-COVER OF SAI]

The Trust is registered with the SEC as an open-end management investment company. The SEC does not supervise the management or policies of the Trust.

The Prospectus and this SAI do not include certain information contained in the registration statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

THE PROSPECTUS AND THIS SAI DO NOT CONSTITUTE AN OFFERING OF THE SECURITIES DESCRIBED IN THESE DOCUMENTS IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO SALESPERSON, DEALER, OR ANY OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THE PROSPECTUS AND THIS SAI.

                             REGISTRATION STATEMENT

This Statement of Additional Information and the Prospectus do not contain all the information included in the Registration Statement filed with the Commission under the 1933 Act with respect to the securities offered by the Prospectus. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the Commission in Washington, D.C.

Statements contained in this Statement of Additional Information and the Prospectus as to the contents of any contract or other document are not complete and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information and the Prospectus form a part, each such statement being qualified in all respects by such reference.

PART C OTHER INFORMATION

ITEM 23.  EXHIBITS

(a)(1)   Certificate of Trust*

(a)(2)   Trust Instrument*

(b)      By-laws of the Trust*

(c)      Not Applicable

(d) Investment Adviser Agreement between Registrant and Claremont Investment Partners, L.L.C.*

(e) Distribution Agreement between Registrant and Industry Leaders Fund Distributors, Inc.*

(f)      Not Applicable

(g)      Custody Agreement*


(h)(1)   Transfer Agency Agreement between the Registrant and _________________*

(h)(2)   Fund Accounting Agreement between the Registrant and _________________*

(h)(3)   Administration Agreement between the Registrant and _________________*



(i)      Opinion and consent of counsel.*

(j)      Consent of ____________________, Independent Accountants for
         Registrant.*

(k)      Not Applicable

(l)      Subscription Agreement for Shares of the Industry Leaders Fund(R).*

(m)      Rule 12b-1 Distribution Plan.*

(n)      Financial Data Schedule*

(o)      Rule 18f-3 Plan.*


(p)      Shareholder Services Plan*


Notes to Item 23.

*       To be filed by amendment.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE TRUST

The Trust does not control and is not under common control with any other person.

ITEM 25.  INDEMNIFICATION

All officers, Trustees, employees and agents of the Trust are to be indemnified as set forth in Trust Instrument. To this end, the Trust intends to obtain an Officers' and Trustees' Errors and Omissions Insurance Policy.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act") may be permitted for Trustees, officers and controlling persons of the Trust pursuant to the foregoing provisions, or otherwise, the Trust has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a Trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

The investment manager of the Fund is Claremont Investment Partners, LLC (the "Adviser"), located at 104 Summit Avenue, Box 80, Summit, New Jersey 07902-0080, engages in no business other than that of investment counseling for clients, including the Fund.

During the past two years, Mr. Gerald P. Sullivan, President of the Fund and Trustee, has worked only as the principal developer of the Industry Leaders Strategy Model(TM)(the "Strategy Model") on behalf of the Adviser. Mr. Sullivan also serves as an officer and director of the Adviser. A portion of his development of the Strategy Model was sponsored by RoadHouse Capital LLC, 104 Summit Avenue, Box 80, Summit, New Jersey 07902-0080, the parent company of the Adviser.

During the past two years, Mr. Barry F. Sullivan, an officer and director of the Adviser, has served as Vice-Chairman of Sithe Energies, Inc., a private energy resources firm located at 450 Lexington Avenue, New York, NY 10017.

Additional information concerning the respective business activities of Messrs. Sullivan and Sullivan is set forth in the Prospectus under the caption, "Management of the Fund - Portfolio Managers."

ITEM 27.  PRINCIPAL UNDERWRITERS


(a) ____________________ is the Fund's principal underwriter. The Underwriter does not act as an underwriter, depositor or investment adviser for any other investment companies.


(b) There are no officers and directors of the Distributor who also serve on behalf of the Trust.

(c)      None.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS


The accounts, books or other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained on behalf of the Industry Leaders Fund(R) by the Fund Administrator at
_____________________.


ITEM 29.  MANAGEMENT SERVICES

The Trust has not entered into any management-related service contracts other than as described in Part A and B of this Registration Statement.

ITEM 30.  UNDERTAKINGS


The Registrant undertakes to call a meeting of Shareholders for the purpose of voting upon the question of removal of a Trustee or Trustees if requested to do so by the holders of at least 10% of Registrant's outstanding voting securities, and to assist in communications with other Shareholders, as required by Section 16(c) of the 1940 Act.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in Summit, New Jersey, on the 2nd day of December, 1998.


INDUSTRY LEADERS FUND(R)

    By:  /s/ Gerald P. Sullivan
         -------------------------------
         Gerald P. Sullivan, President

Pursuant to the requirements of the Securities Act of 1933, as amended, this to the Registration Statement of the Trust on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated:



Signature                          Title                         Date
----------------              -----------------            ---------------


/s/ Barry F. Sullivan
-------------------------
Barry F. Sullivan                  Chief Executive Officer     December 2, 1998
                                   and Trustee



/s/ Gerald P. Sullivan
-------------------------
Gerald P. Sullivan                 President and Trustee       December 2, 1998




/s/ Mark S. Kaufmann
-------------------------
Mark S. Kaufmann                   Chairman of the Board of    December 2, 1998
                                   Trustees

                                EXHIBIT INDEX TO

                          TO THE REGISTRATION STATEMENT

                                  ON FORM N-1A

(a)(1)  Certificate of Trust*

(a)(2)  Trust Instrument*

(b)     By-laws of the Trust*

(c)     No Applicable

(d) Investment Adviser Agreement between Registrant and Claremont Investment Partners, L.L.C.*


(e) Distribution Agreement between Registrant and Industry Leaders Fund Distributors, Inc.*


(f)     Not Applicable.

(g)     Custody Agreement*


(h)(1)  Transfer Agency Agreement between the Registrant and _________________*

(h)(2)  Fund Accounting Agreement between the Registrant and _________________*

(h)(3)  Administration Agreement between the Registrant and _________________*



(i)     Opinion and consent of counsel.*

(j)     Consent of ____________________, Independent Accountants for
        Registrant.*

(k)     Not Applicable

(l)     Subscription Agreement for Shares of the Industry Leaders Fund(R).*

(m)     Rule 12b-1 Distribution Plan.*

(n)     Financial Data Schedule*

(o)     Rule 18f-3 Plan.*


(p)     Shareholder Services Plan*


*      To be filed by amendment.